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                                                                     Exhibit 1.1















                              KONGZHONG CORPORATION


           10,000,000 AMERICAN DEPOSITARY SHARES EACH REPRESENTING 40
               ORDINARY SHARES, PAR VALUE US$0.0000005 PER SHARE

                             UNDERWRITING AGREEMENT




                                                               [_________], 2004


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                             UNDERWRITING AGREEMENT


                                                               [_________], 2004

UBS AG
as Representative of the several Underwriters
     named in Schedule A hereto
52/F, Two International Finance Centre
8 Finance Street
Central, Hong Kong

Ladies and Gentlemen:


                  KongZhong Corporation, a company incorporated under the laws of the Cayman Islands (the "Company"), proposes to issue and sell and the persons listed in Schedule B annexed hereto (the "Selling Shareholders") propose to sell to the underwriters named in Schedule A annexed hereto (the "Underwriters"), for whom you are acting as representative, an aggregate of 10,000,000 American Depositary Shares (the "Firm ADSs"), each representing 40 ordinary shares, par value $0.0000005 per share, of the Company (each an "Ordinary Share" and each American Depositary Share, an "ADS"), consisting of 8,000,000 ADSs to be sold by the Company and 2,000,000 ADSs to be sold by the Selling Shareholders (the "Selling Shareholder ADSs") in the respective amounts set forth opposite each such Selling Shareholder's name in Schedule B. In addition, solely for the purpose of covering over-allotments, the Company proposes to grant to the Underwriters the option to purchase up to an additional 1,500,000 ADSs (the "Additional ADSs"). The Firm ADSs and the Additional ADSs are hereinafter collectively referred to as the "Offered ADSs," which term, unless otherwise specified, also includes the Ordinary Shares underlying the Firm ADSs and the Additional ADSs.

                  The Company hereby acknowledges that in connection with the proposed offering of the Offered ADSs, it has requested UBS Financial Services Inc. ("UBS-FinSvc") to administer a directed share program (the "Directed Share Program") under which up to 500,000 Firm ADSs, or 5% of the Firm ADSs to be purchased by the Underwriters (the "Reserved ADSs"), shall be reserved for sale by UBS AG at the initial public offering price to the Company's officers, directors, employees and consultants and other persons having a relationship with the Company as designated by the Company, (the "Directed Share Participants") as part of the distribution of the Offered ADSs by the Underwriters, subject to the terms of this Agreement, the applicable rules, regulations and interpretations of the National Association of Securities Dealers, Inc. (the "NASD") and all other applicable laws, rules and regulations. The number of Offered ADSs available for sale to the general public will be reduced to the extent that Directed Share Participants purchase Reserved ADSs. The Underwriters may offer any Reserved ADSs not purchased by Directed Share Participants to the general public on the same basis as the other Offered ADSs being issued and sold hereunder. The Company has supplied UBS-FinSvc with names, addresses and telephone numbers of the Directed Share Participants.



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                                      -3-


It is understood that any Directed Share Participants may decline to participate in the Directed Share Program.

                  The Company has prepared and filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the "Act"), with the United States Securities and Exchange Commission (the "Commission") a registration statement on Form F-1 (File No. 333-116172) including a prospectus, relating to the Offered ADSs. The Company has furnished to you, for use by the Underwriters and by dealers, copies of one or more preliminary prospectuses (each such preliminary prospectus, being herein called a "Preliminary Prospectus") relating to the Offered ADSs. Except where the context otherwise requires, the registration statement, as amended when it became or becomes effective, including all documents filed as a part thereof, and including any information contained in a prospectus subsequently filed with the Commission pursuant to Rule 424(b) under the Act and deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430(A) under the Act and also including any registration statement filed pursuant to Rule 462(b) under the Act, is herein called the "Registration Statement," and the prospectus, in the form filed by the Company with the Commission pursuant to Rule 424(b) under the Act on or before the second business day after the date hereof (or such earlier time as may be required under the Act) or, if no such filing is required, the form of final prospectus included in the Registration Statement at the time it became effective, is herein called the "Prospectus." As used herein, "business day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

                  The Ordinary Shares to be represented by the Offered ADSs may be evidenced by American Depositary Receipts (the "ADRs") to be issued pursuant to the Deposit Agreement (the "Deposit Agreement") to be entered into among the Company, Citibank, N.A., as depositary (the "Depositary"), and the holders and beneficial owners from time to time of the ADRs.

                  The Company, the Selling Shareholders and the Underwriters agree as follows:

1. Sale and Purchase. Upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Company agrees to issue and sell, and the Selling Shareholders agree to sell, to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Company and the Selling Shareholders the number of Firm ADSs set forth opposite the name of such Underwriter in Schedule A attached hereto, subject to adjustment in accordance with Section 9 hereof, in each case at a purchase price of $______ per ADS. The Company and the Selling Shareholders are advised by you that the Underwriters intend (i) to make a public offering of their respective portions of the Firm ADSs as soon after the effective date of the Registration Statement as in your judgment is advisable and (ii) initially to offer the Firm ADSs upon the terms set forth in the Prospectus. You may from time to time increase or decrease the public offering price after the initial public offering to such extent as you may determine.

                  In addition, the Company hereby grants to the several Underwriters the option to purchase, and upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Underwriters shall have the right to purchase, severally and not jointly, from

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the Company, all or a portion of the Additional ADSs as may be necessary to cover over-allotments made in connection with the offering of the Firm ADSs, at the same purchase price per share to be paid by the Underwriters to the Company and the Selling Shareholders for the Firm ADSs. This option may be exercised by you on behalf of the several Underwriters at any time and from time to time on or before the thirtieth day following the date of the Prospectus, by written notice to the Company. Such notice shall set forth the aggregate number of Additional ADSs as to which the option is being exercised, and the date and time when the Additional ADSs are to be delivered (such date and time being herein referred to as the "additional time of purchase"); provided, however, that the additional time of purchase shall not be earlier than the time of purchase (as defined below) nor earlier than the second business day after the date on which the option shall have been exercised nor later than the tenth business day after the date on which the option shall have been exercised. The number of Additional ADSs to be sold to each Underwriter shall be the number which bears the same proportion to the aggregate number of Additional ADSs being purchased as the number of Firm ADSs set forth opposite the name of such Underwriter on Schedule A hereto bears to the total number of Firm ADSs (subject, in each case, to such adjustment as you may determine to eliminate fractional shares), subject to adjustment in accordance with Section 9 hereof. No Additional ADSs shall be sold or delivered unless the Firm ADSs previously have been, or simultaneously are, sold and delivered. The right of the Underwriters to purchase the Additional ADSs or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by you to the Company.

2. Payment and Delivery. Payment of the purchase price for the Firm ADSs shall be made to the Company in respect of proceeds to the Company and in respect of proceeds to the Selling Shareholders by Federal Funds wire transfer, against delivery of the certificates for the Firm ADSs to you through the facilities of The Depository Trust Company ("DTC") for the respective accounts of the Underwriters. Such payment and delivery shall be made at 10:00 A.M., New York City time, on _______________, 2004 (unless another time shall be agreed to by you and the Company or unless postponed in accordance with the provisions of
Section 9 hereof). For the avoidance of doubt, the purchase price for the Firm ADSs due to the Selling Shareholders shall be made by the Underwriters as a single payment to the Company as Custodian for the Selling Shareholders. The time at which such payment and delivery are to be made is hereinafter sometimes called "the time of purchase." Electronic transfer of the Firm ADSs shall be made to you at the time of purchase in such names and in such denominations as you shall specify.

                  Payment of the purchase price for the Additional ADSs shall be made at the additional time of purchase in the same manner and at the same office as the payment for the Firm ADSs. Electronic transfer of the Additional ADSs shall be made to you at the additional time of purchase in such names and in such denominations as you shall specify.

                  Deliveries of the documents described in Section 7 hereof with respect to the purchase of the Offered ADSs shall be made at the offices of Morrison & Foerster LLP, Entertainment Building, 21st and 23rd Floors, 30 Queen's Road, Central, Hong Kong, at 9:00 A.M., New York City time, on the date of the closing of the purchase of the Firm ADSs or the Additional ADSs, as the case may be.


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                                      -5-


     3. Representations and Warranties of the Company. The Company represents and warrants to and agrees with each of the Underwriters that:

          (a) The Registration Statement has been declared effective under the Act; no stop order of the Commission preventing or suspending the use of any Preliminary Prospectus or the effectiveness of the Registration Statement has been issued and no proceedings for such purpose have been instituted or, to the Company's knowledge after due inquiry, are contemplated by the Commission; each Preliminary Prospectus, at the time of filing thereof, complied in all material respects to the requirements of the Act and the last Preliminary Prospectus distributed in connection with the offering did not, as of its date, and does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; the Registration Statement complied when it became effective, complies and will comply, at the time of purchase and any additional time of purchase, in all material respects with the requirements of the Act and the Prospectus will comply, as of its date and at the time of purchase and any additional times of purchase, in all material respects with the requirements of the Act and any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement have been and will be so described or filed; the conditions to the use of Form F-1 have been satisfied; the Registration Statement did not when it became effective, does not and will not, at the time of purchase and any additional time of purchase, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus will not, as of its date and at the time of purchase and any additional time of purchase, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in any Preliminary Prospectus, the Registration Statement or the Prospectus in reliance upon and in conformity with information concerning an Underwriter and furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in such Preliminary Prospectus, the Registration Statement or the Prospectus; and the Company has not distributed and will not distribute any offering material in connection with the offering or sale of the Offered ADSs other than the Registration Statement, the Preliminary Prospectus and the Prospectus;

          (b) a registration statement on Form F-6 (No. 333-116228) relating to the Offered ADSs has been filed with the Commission (such registration statement, including all exhibits thereto, as amended at the time such registration statement becomes effective, being hererinafter referred to as the "F-6 Registration Statement"); no stop order of the Commission preventing or suspending the effectiveness of the F-6 Registration Statement has been issued and no proceedings for such purpose have been instituted or, to the Company's knowledge after due inquiry, are contemplated by the Commission; the F-6 Registration Statement as of its effective date, complied or will comply, and each amendment or supplement thereto, when it is filed with the Commission or becomes effective, as the case may be, will comply, in all material respects, with the applicable requirements of the Act, and did not or will not, as of its

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                                      -6-


     effective date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

          (c) a registration statement on Form 8-A (No. 1-[___]) relating to the registration of the Ordinary Shares and the Offered ADSs has been filed with the Commission, has been declared effective under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the "Exchange Act") and the Ordinary Shares and the Offered ADSs have been duly registered under the Exchange Act pursuant to such registration statement. The various parts of such registration statement on Form 8-A for the registration of the Ordinary Shares and the Offered ADSs, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, are hereinafter called the "8-A Registration Statement"; no stop order of the Commission preventing or suspending the effectiveness of the 8-A Registration Statement has been issued and no proceedings for such purpose have been instituted or, to the Company's knowledge after due inquiry, are contemplated by the Commission; the 8-A Registration Statement, when it became effective and on the date of this Agreement, conformed and conforms in all material respects to the requirements of the Exchange Act and did not and does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

          (d) as of the date of this Agreement, the Company has an authorized and outstanding capitalization as set forth in the section of the Registration Statement and the Prospectus entitled "Capitalization" and, as of the time of purchase and the additional time of purchase, as the case may be, the Company shall have an authorized and outstanding capitalization as set forth in the section of the Registration Statement and the Prospectus entitled "Capitalization" (subject, in each case, to the issuance of Ordinary Shares upon exercise of share options disclosed as outstanding in the Registration Statement and the Prospectus and grant of share options under existing share option plans described in the Registration Statement and the Prospectus); all of the issued and outstanding share capital, including the Ordinary Shares and the preferred share (all of which will be converted into Ordinary Shares at the time of purchase), of the Company have been duly authorized and validly issued and are fully paid and non-assessable and have been issued in compliance with all federal and state securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right;

          (e) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Cayman Islands, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus, to execute and deliver this Agreement and to issue, sell and deliver the Offered ADSs as contemplated herein;

          (f) the Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a material adverse ef-

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                                      -7-


     fect on the business, properties, financial condition, results of operation or prospects of the Company and the Subsidiaries (as hereinafter defined) taken as a whole (a "Material Adverse Effect");

          (g) the Company has no subsidiaries (as defined in the Act) other than KongZhong Information Technologies (Beijing) Co., Ltd. ("KongZhong Beijing" and, together with the Affiliated Companies (as hereinafter defined), the "Subsidiaries"); the Company owns all of the issued and outstanding equity interest in KongZhong Beijing; other than the equity interest in KongZhong Beijing, the Company does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity; complete and correct copies of the memorandum and articles of association or other constitutional documents of the Company and the Subsidiaries and all amendments thereto have been delivered to you, and except as set forth in the exhibits to the Registration Statement no changes therein will be made subsequent to the date hereof and prior to the time of purchase or, if later, the additional time of purchase; except as disclosed in the Prospectus, each Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus; each Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect; all of the outstanding equity interest of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and, except for the Affiliated Companies, are owned by the Company subject to no security interest, other encumbrance or adverse claims; and, except as disclosed in the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into equity interest in the Subsidiaries are outstanding; all of the issued and outstanding equity interest of Beijing AirInbox Information Technologies Co., Ltd. ("Beijing AirInbox") is owned directly by Yunfan Zhou, Yang Cha, Songlin Yang and Zhen Huang in the amounts set forth in the Prospectus, subject to no security interest, other encumbrance or adverse claims, except as disclosed in the Prospectus, and all of the issued and outstanding equity interest of Beijing Boya Wuji Technologies Co., Ltd. ("Beijing Boya Wuji" and, together with Beijing AirInbox, the "Affiliated Companies") (which, together with KongZhong Beijing, constitute all the entities that are consolidated in the Company's financial statements included in the Registration Statement and the Prospectus) is owned directly by Yunfan Zhou and Zhen Huang in the amounts set forth in the Prospectus, subject to no security interest, other encumbrance or adverse claims, except as disclosed in the Prospectus;

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                                      -8-


          (h) except as set forth in the Prospectus and except for those the failure to make or obtain which or the withdrawal of which would not, individually or in the aggregate, be reasonably expected to result in a Material Adverse Effect, all approvals, authorizations, consents, orders, registrations, filings and qualifications required for the consummation of the transactions concerning the Company's arrangements with the Affiliated Companies and the operations of the Affiliated Companies as set forth under the captions "Our corporate structure" and "Related party transactions" in the Prospectus (the "Structuring") and the execution, delivery and performance of the agreements and documents in connection therewith, as set forth under the caption "Related party transactions" in the Prospectus (the "Structuring Documents") have been made or unconditionally obtained and no such approval, authorization, consent, order, registration, filing or qualification has been withdrawn or is subject to any condition precedent which has not been fulfilled or performed;

          (i) except as set forth in the Prospectus, the Structuring and the execution, delivery and performance of the Structuring Documents do not (A) contravene any provision of applicable law or statute, rule or regulation of any Governmental Agency having jurisdiction over the Company or any of the Affiliated Companies, (B) contravene the Memorandum of Association, Articles of Association, the business license or other constituent documents of the Company or any of the Affiliated Companies, or (C) except for any conflict, breach, violation or default that would not, individually or in the aggregate, be reasonably expected to result in a Material Adverse Effect, conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any license, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which the Company or any of the Affiliated Companies is a party or by which the Company or any of the Affiliated Companies is bound or to which any of the property or assets of the Company or any of the Affiliated Companies is subject;

          (j) each of Yunfan Zhou, Yang Cha, Songling Yang and Zhen Huang is a citizen of the People's Republic of China, excluding Taiwan, Hong Kong SAR and Macau SAR, and no application is pending in any other jurisdiction by any of them or on behalf of any of them for naturalization or citizenship thereof;

          (k) the Ordinary Shares underlying the Offered ADSs have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable and free of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights;

          (l) the share capital of the Company, including the Ordinary Shares underlying the Offered ADSs, conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus and the American Depositary Receipts (the "ADRs") evidencing the Offered ADSs are in due and proper form and conform in all material respects to the description thereof contained in the Registration Statement and the Prospectus;


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                                      -9-


          (m) the Registration Statement, the Preliminary Prospectus, the Prospectus, the F-6 Registration Statement, the 8-A Registration Statement, and the filing of the Registration Statement, the Prospectus, the F-6 Registration Statement and the 8-A Registration Statement with the Commission have each been duly authorized by and on behalf of the Company, and the Registration Statement, the F-6 Registration Statement and the 8-A Registration Statement have each been duly executed pursuant to such authorization by and on behalf of the Company;

          (n) this Agreement has been duly authorized, executed and delivered by the Company;

          (o) the Deposit Agreement has been duly authorized, and when executed and delivered by the Company and, assuming due authorization, execution and delivery by the Depositary, will constitute a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject to enforceability to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; upon due issuance by the Depositary of the ADRs evidencing the Offered ADSs against the deposit of the underlying Ordinary Shares in respect thereof in accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued and the persons in whose names the ADRs are registered will be entitled to the rights specified therein and in the Deposit Agreement; the Deposit Agreement and the ADRs conform in all material respects to the descriptions thereof contained in the Prospectus; upon the sale and delivery to the Underwriters of the Offered ADSs, and payment therefor, pursuant to this Agreement, the Underwriters will acquire good, marketable and valid title to such Offered ADSs, free and clear of all pledges, liens, security interests, charges, claims or encumbrances of any kind;

          (p) each of the Structuring Documents has been duly authorized, executed and delivered by the Company, the Subsidiaries, Yunfan Zhou, Yang Cha, Songlin Yang and Zhen Huang, as the case may be, and assuming due authorization, execution and delivery by any other party thereto, constitutes a valid and legally binding obligation on the Company, the Subsidiaries, Yunfan Zhou, Yang Cha, Songlin Yang and Zhen Huang, as the case may be, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights generally and to general equity principles;

          (q) (1) neither the Company nor any of the Subsidiaries is in breach or violation of or in default under (nor has any event occurred which with notice, lapse of time or both would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) its respective charter documents, or any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their properties may be bound or affected, except for such breach, violation or default that (i) would not materially hinder the consummation of the transactions contemplated hereunder and (ii) would not have a Material Adverse Effect, and (2) the execution, delivery and performance of this Agreement, the issuance and sale of the Offered ADSs, the deposit of the Ordinary Shares with the Depositary, the compliance by the Company with all of the provisions of this Agreement and the Deposit Agreement and the consummation of the transactions contemplated hereby and in the Deposit Agreement will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under) (A) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, except for such breach, violation or default that (i) would not materially hinder the consummation of the transactions contemplated hereunder and (ii) would not have a Material Adverse Effect, (B) the charter documents of the Company or any of the Subsidiaries, or (C) any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of the Subsidiaries;

          (r) no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency is required in connection with the issuance and sale of the Offered ADSs or the consummation by the Company of the transactions contemplated hereby other than registration of the Offered ADSs under the Act, which has been effected, and any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Offered ADSs are being offered by the Underwriters or under the rules and regulations of the NASD, all of which have been made and are in full force and effect as of the date hereof and no such governmental authorization has been withdrawn or is subject to any condition precedent which has not been fulfilled or performed;

          (s) except as set forth in the Registration Statement and the Prospectus, (i) no person has the right, contractual or otherwise, to cause the Company to issue or sell to it any Ordinary Shares or other equity interests of the Company, (ii) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any Ordinary Shares or other equity interests of the Company, and (iii) no person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Offered ADSs, in the case of each of the foregoing clauses (i), (ii) and (iii), whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Offered ADSs as contemplated thereby or otherwise; except as set forth in the Registration Statement and the Prospectus, no person has the right, contractual or otherwise, to cause the Company to register under the Act any Ordinary Shares or other equity interests of the Company, or to include any such Ordinary Shares or equity interests in the Registration Statement or the offering contemplated thereby, whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Offered ADSs as contemplated thereby or otherwise;

          (t) each of the Company and the Subsidiaries has all necessary licenses, franchises, permits, authorizations, consents and approvals and has made all necessary filings re-quired under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, in order to conduct its respective business, except as disclosed in the Prospectus; neither the Company nor any of the Subsidiaries is in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any such license, franchises, permits, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries, except where such violation, default, revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect;

          (u) all legal or governmental proceedings, related party transactions, off-balance sheet transactions, contracts, licenses, agreements, leases or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement have been so described or filed as required;

          (v) there are no actions, suits, claims, investigations or proceedings pending or threatened or, to the Company's knowledge after due inquiry, contemplated to which the Company or any of the Subsidiaries or any of their respective directors or officers is or would be a party or of which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, except any such action, suit, claim, investigation or proceeding which would not result in a judgment, decree or order having, individually or in the aggregate, a Material Adverse Effect or preventing consummation of the transactions contemplated hereby;

          (w) Deloitte Touche Tohmatsu, whose report on the consolidated financial statements of the Company and the Subsidiaries is filed with the Commission as part of the Registration Statement and the Prospectus, are independent public accountants as required by the Act;

          (x) the audited financial statements included in the Registration Statement and the Prospectus, together with the related notes and schedules, present fairly the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations and cash flows of the Company and the Subsidiaries for the periods specified and have been prepared in compliance with the requirements of the Act and in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved; any pro forma financial statements or data included in the Registration Statement and the Prospectus comply with the requirements of Regulation S-X of the Act and the assumptions used in the preparation of such pro forma financial statements and data are reasonable, the pro forma adjustments used therein are appropriate to give effect to the transactions or circumstances described therein and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements and data; the other financial and statistical data set forth in the Registration Statement and the Prospectus are accurately presented and prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements or schedules (historical or pro forma) that are required to be included in the Registration Statement and the Prospectus that are not included as required; and the Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not disclosed in the Registration Statement and the Prospectus;

          (y) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been
     (i) any material adverse change, or any development involving a prospective material adverse change, in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole, (ii) any transaction which is material to the Company and the Subsidiaries taken as a whole, (iii) any obligation, direct or contingent (including any off-balance sheet obligations), incurred by the Company or the Subsidiaries, which is material to the Company and the Subsidiaries taken as a whole, (iv) any change in the capital stock or outstanding indebtedness of the Company or the Subsidiaries or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company;

          (z) the Company has obtained for the benefit of the Underwriters the agreement (a "Lock-Up Agreement"), in the form set forth as Exhibit A hereto, of each of its directors and officers and each holder of the Company's Ordinary Shares or any security convertible into or exercisable or exchangeable for Ordinary Shares, or any warrant or other right to purchase Ordinary Shares or any such security (collectively, "Securities");

          (aa) the Company is not and, after giving effect to the offering and sale of the Offered ADSs, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

          (bb) the Company was not a Passive Foreign Investment Company ("PFIC") within the meaning of Section 1297(a) of the United States Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the "Code") for its taxable year ended December 31, 2003, and has no plan or intention to conduct its business in a manner that would be reasonably expected to result in the Company becoming a PFIC in the future under current laws and regulations;

          (cc) the Company and each of the Subsidiaries has good and marketable title to all property (real and personal) described the Registration Statement and in the Prospectus as being owned by each of them, free and clear of all liens, claims, security interests or other encumbrances; all the property described in the Registration Statement and the Prospectus as being held under lease by the Company or a Subsidiary is held thereby under valid, subsisting and enforceable leases; and no material default (or event which with notice or lapse of time, or both, would constitute such a default) by the Company and any of its subsidiaries has occurred and is continuing under any such leases;

          (dd) except as disclosed in the Prospectus, the Company and the Subsidiaries own, or have obtained valid and enforceable licenses for, or other rights to use, the inventions, patent applications, patents, trademarks (both registered and unregistered), tradenames, copy-rights, trade secrets and other proprietary information described in the Registration Statement and the Prospectus as being owned or licensed by them or which are necessary for the conduct of their respective businesses, except where the failure to own, license or have such rights would not, individually or in the aggregate, have a Material Adverse Effect (collectively, "Intellectual Property"); (i) there are no third parties who have or, to the Company's knowledge after due inquiry, will be able to establish rights to any Intellectual Property, except for the ownership rights of the owners of the Intellectual Property which is licensed to the Company; (ii) there is no infringement by third parties of any Intellectual Property; (iii) there is no pending or threatened action, suit, proceeding or claim by others challenging the Company's rights in or to any Intellectual Property, and the Company is unaware of any facts which could form a reasonable basis for any such claim; (iv) there is no pending or threatened action, suit, proceeding or claim by others challenging the validity or scope of any Intellectual Property, and the Company is unaware of any facts which could form a reasonable basis for any such claim; (v) there is no pending or threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any facts which could form a reasonable basis for any such claim; (vi) there is no patent or patent application that contains claims that interfere with the issued or pending claims of any of the Intellectual Property; and (vii) there is no prior art that may render any patent application owned by the Company of the Intellectual Property unpatentable that has not been disclosed to the U.S. Patent and Trademark Office;

          (ee) neither the Company nor any of the Subsidiaries is engaged in any unfair labor practice; except for matters which would not, individually or in the aggregate, have a Material Adverse Effect, (i) there is (A) no unfair labor practice complaint pending or, to the Company's knowledge after due inquiry, threatened against the Company or any of the Subsidiaries before any competent governmental agency, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company's knowledge after due inquiry, threatened against the Company or any of the Subsidiaries and (C) no union representation dispute currently existing concerning the employees of the Company or any of the Subsidiaries, and (ii) to the Company's knowledge after due inquiry, (A) no union organizing activities are currently taking place concerning the employees of the Company or any of the Subsidiaries and (B) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any other applicable law or regulation concerning the employees of the Company or any of the Subsidiaries;

          (ff) the Company and the Subsidiaries and their properties, assets and operations are in compliance with, and hold all permits, authorizations and approvals required under, Environmental Laws (as defined below), except to the extent that failure to so comply or to hold such permits, authorizations or approvals would not, individually or in the aggregate, have a Material Adverse Effect; there are no past, present or, to the Company's knowledge after due inquiry, reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any material costs or liabilities to the Company or the Subsidiaries under, or to interfere with or prevent compliance by the Company or the Subsidiaries with, Environmental Laws; except as would not, individually or in the aggregate, have a Material Adverse Effect, neither the Company nor any of the Subsidiaries (i) is the subject of any investigation, (ii) has received any notice or claim, (iii) is a party to or affected by any pending or threatened action, suit or proceeding, (iv) is bound by any judgment, decree or order or (v) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below) (as used herein, "Environmental Law" means any federal, state, local or foreign law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and "Hazardous Materials" means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law);

          (gg) except as disclosed in the Prospectus, there are no pending actions, suits, inquiries, investigations or proceedings before or brought by any court or governmental agency, domestic or foreign, against or affecting the Company, any of its Subsidiaries or any of their respective properties, or challenging the effectiveness of the Structuring, that, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect properties or assets thereof or the consummation of the transactions contemplated in this Agreement, the Deposit Agreement or the Structuring Documents or the ability of the Company to perform its obligations hereunder or thereunder, or which are otherwise material in the context of the sale of the Offered ADSs; and no such actions, suits or proceedings are threatened or, to the Company's knowledge, contemplated.

          (hh) all tax returns required to be filed by the Company and each of the Subsidiaries have been filed, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been paid, other than those being contested in good faith and for which adequate reserves have been provided;

          (ii) neither the Company nor any of the Subsidiaries has sustained since the date of the last audited financial statements included in the Registration Statement and the Prospectus any loss or interference with its respective business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree;

          (jj) the Company has not sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in, or filed as an exhibit to, the Registration Statement, and no such termination or non-renewal has been threatened by the Company or, to the Company's knowledge after due inquiry, any other party to any such contract or agreement;

          (kk) the Company and each of the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

          (ll) the Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 and 15d-14 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company's Chief Executive Officer and its Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Company's auditors and the Audit Committee of the Board of Directors have been advised of: (i) any significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize, and report financial data; and (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company's internal controls; any material weaknesses in internal controls have been identified for the Company's auditors; and since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses;

          (mm) the Company has provided you true, correct, and complete copies of all documentation pertaining to any extension of credit in the form of a personal loan made, directly or indirectly, by the Company to any director or executive officer of the Company, or to any family member or affiliate of any director or executive officer of the Company; and since July 30, 2002, except as set forth in the Registration Statement and the Prospectus, the Company has not, directly or indirectly, including through any subsidiary: (i) extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company, or to or for any family member or affiliate of any director or executive officer of the Company; or (ii) made any material modification, including any renewal thereof, to any term of any personal loan to any director or executive officer of the Company, or any family member or affiliate of any director or executive officer, which loan was outstanding on July 30, 2002;

          (nn) any statistical and market-related data included in the Registration Statement and the Prospectus are based on or derived from sources that the Company believes to be re-liable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required;

          (oo) neither the Company nor any of the Subsidiaries nor, to the Company's knowledge after due inquiry, any employee or agent of the Company or the Subsidiaries has made any payment of funds of the Company or the Subsidiaries or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Registration Statement or the Prospectus;

          (pp) neither the Company nor any of the Subsidiaries nor any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Ordinary Shares or Offered ADSs;

          (qq) to the Company's knowledge after due inquiry, there are no affiliations or associations between any member of the NASD and any of the Company's officers, directors or 5% or greater securityholders;

          (rr) the Registration Statement, the F-6 Registration Statement, the Prospectus and any preliminary prospectus comply, and any further amendments or supplements thereto will comply, with any applicable laws or regulations of any foreign jurisdiction in which the Prospectus or any preliminary prospectus is distributed in connection with the Directed Share Program; and no approval, authorization, consent or order of or filing with any governmental or regulatory commission, board, body, authority or agency, other than those obtained, is required in connection with the offering of the Reserved ADSs in any jurisdiction where the Reserved ADSs are being offered;

          (ss) the Company has not offered, or caused the Underwriters to offer, any Offered ADSs to any person pursuant to the Directed Share Program with the intent to influence unlawfully (i) a customer or supplier of the Company or any of the Subsidiaries to alter the customer's or supplier's level or type of business with the Company or any of the Subsidiaries, or
     (ii) a trade journalist or publication to write or publish favorable information about the Company or any of the Subsidiaries or any of their respective products or services;

          (tt) the Company is a "foreign private issuer" within the meaning of Rule 405 under the Act;

          (uu) except as disclosed in the Prospectus, under the laws and regulations of the Cayman Islands, no transaction, stamp, capital or other issuance, registration or transfer taxes or duties are payable in the Cayman Islands by or on behalf of the Underwriters to any Cayman Islands taxing authority in connection with (i) the issuance, sale and delivery by the Company to or for the account of the Underwriters of the Ordinary Shares underlying the Offered ADSs, (ii) the initial sale and delivery by the Underwriters of the Offered ADSs to purchasers thereof, (iii) the holding or transfer of the Offered ADSs outside the Cayman Islands,

     (iv) the deposit of the Ordinary Shares with the custodian and the issuance and delivery of the ADRs, or (v) the execution and delivery of this Agreement or the Deposit Agreement;

          (vv) the choice of laws of the State of New York as the governing law of this Agreement is a valid choice of law under the laws of the Cayman Islands and will be honored by courts in the Cayman Islands. The Company has the power to submit, and pursuant to Section 13 of this Agreement, has legally, validly, effectively and irrevocably submitted, to the personal jurisdiction of each United States federal court and New York state court located in the Borough of Manhattan, in The City of New York, New York, United States of America (each, a "New York Court"), and the Company has the power to designate, appoint and empower, and pursuant to Section 13 of this Agreement, has legally, validly, effectively and irrevocably designated, appointed and empowered, the Authorized Agent (as defined in Section 13 hereof) for service of process in any action arising out of or relating to this Agreement or the Offered ADSs in any New York Court, and service of process effected on such Authorized Agent will be effective to confer valid personal jurisdiction over the Company as provided in Section 13 hereof;

          (ww) any final judgment for a fixed or readily calculable sum of money rendered by a New York Court having jurisdiction under its own domestic laws in respect of any suit, action or proceeding against the Company based upon this Agreement and the Deposit Agreement would be declared enforceable against the Company by Cayman Islands courts without re-examining the merits of the case under the common law doctrine of obligation; provided that (i) adequate service of process has been effected and the defendant has had a reasonable opportunity to be heard, (ii) such judgments or the enforcement thereof are not contrary to the law, public policy, security or sovereignty of the Cayman Islands, (iii) such judgments were not obtained by fraudulent means and do not conflict with any other valid judgment in the same matter between the same parties, and (iv) an action between the same parties in the same matter is not pending in any Cayman Islands court at the time the lawsuit is instituted in the foreign court;

          (xx) neither the Company nor, to the Company's knowledge, any director, officer, agent, employee or other person associated with or acting on behalf of the Company is using any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses; is making any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; or is in violation of any provision of the United States Foreign Corrupt Practices Act of 1977; or is making any bribe, rebate, payoff, influence payment, kickback or other unlawful payment;

          (yy) the section entitled "Management's discussion and analysis of financial condition and results of operations" in the Prospectus accurately and fully describes (i) accounting policies that the Company believes are the most important in the portrayal of the Company's financial condition and results of operations and that require management's most difficult, subjective or complex judgments ("Critical Accounting Policies"); (ii) methods and uncertainties affecting the application of critical accounting policies; and (iii) the likelihood that mate-rially different amounts would be reported under different conditions or using different assumptions and an explanation thereof;

          (zz) the Company's directors and management have reviewed and agreed with the selection, application and disclosure of Critical Accounting Policies and have consulted with its legal advisers and independent accountants with regards to such disclosure;

          (aaa) the Prospectus fairly and accurately describes (i) all material trends, demands, commitments and events known to the Company, and uncertainties, and the potential effects thereof, that the Company believes would materially affect liquidity and are reasonably likely to occur; and
     (ii) neither the Company nor any Subsidiary is engaged in any transactions with, or have any obligations to, its unconsolidated entities (if any) that are contractually limited to narrow activities that facilitate the transfer of or access to assets by the Company or such Subsidiary, including, without limitation, structured finance entities and special purpose entities, or otherwise engage in, or have any obligations under, any off-balance sheet transactions or arrangements. As used herein, the phrase "reasonably likely" refers to a disclosure threshold lower than "more likely than not";

          (bbb) under the laws of the Cayman Islands, each holder of ADRs evidencing ADSs issued pursuant to the Deposit Agreement shall be entitled, subject to the Deposit Agreement, to seek enforcement of its rights through the Depositary or its nominee registered as representative of the holders of the ADRs in a direct suit, action or proceeding against the Company;

          (ccc) except as disclosed in the Prospectus, no stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are or will be payable by or on behalf of the Underwriters, or otherwise imposed on any payments made to the Underwriters, to the Government of the PRC or the Cayman Islands or any political subdivision or taxing authority thereof or therein in connection with: (i) the deposit of Ordinary Shares with the Depositary against the issuance of ADRs evidencing ADSs, (ii) the sale and delivery of the ADSs to or for the respective accounts of the Underwriters as set forth in the Prospectus and pursuant to the terms of this Agreement, or (iii) any other transaction or payment contemplated by this Agreement or the Deposit Agreement; and

          (ddd) except as disclosed in the Prospectus, no governmental approvals are currently required in the Cayman Islands in order for the Company to pay dividends or other distributions declared by the Company to holders of Ordinary Shares, including the Depositary and holders of ADSs, or for the conversion by the Depositary of any dividends paid in U.S. dollars or the repatriation thereof out of the Cayman Islands and no other withholding or other taxes under the laws and regulations of the Cayman Islands will be imposed in connection with the declaration and payment by the Company of dividends and other distributions in respect of shares of its capital stock.

          In addition, any certificate signed by any officer of the Company or any of the Subsidiaries and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Offered ADSs shall be deemed to be a representation and warranty by the Company or Subsidiary, as the case may be, as to matters covered thereby, to each Underwriter.

     4. Representations and Warranties of the Selling Shareholders. Each Selling Shareholder, severally and not jointly, represents and warrants to and agrees with each of the Underwriters and the Company that:

          (a) such Selling Shareholder now has, and at the time of purchase will have, valid title to the Selling Shareholder ADSs to be sold by such Selling Shareholder at such time of purchase, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than pursuant to this Agreement; and upon delivery of such Selling Shareholder ADSs hereunder and payment of the purchase price as herein contemplated, each of the Underwriters will obtain valid title to the Selling Shareholder ADSs purchased by it from such Selling Shareholder, free and clear of any pledge, lien, security interest pertaining to such Selling Shareholder or such Selling Shareholder's property, encumbrance, claim or equitable interest, including any liability for estate or inheritance taxes, or any liability to or claims of any creditor, devisee, legatee or beneficiary of such Selling Shareholder;

          (b) such Selling Shareholder has duly authorized (if applicable), executed and delivered, in the form heretofore furnished to the Underwriters, an irrevocable Power of Attorney (the "Power of Attorney") appointing [_______] and [_______] as attorneys-in-fact (collectively, the "Attorneys" and individually, an "Attorney") and a Letter of Transmittal and the Custody Agreement between such Selling Shareholder and the Company, as the Custodian; each of the Power of Attorney and the Custody Agreement constitutes a valid and binding agreement on the part of such Selling Shareholder, enforceable in accordance with its terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles; the performance of the Power of Attorney and the Custody Agreement and the consummation of the transactions contemplated thereunder will not result in a breach or violation of any of the terms and provisions of or constitute a default under any bond, debenture, note or other evidence of indebtedness, or under any lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder, or any Selling Shareholder ADSs to be sold by such Selling Shareholder hereunder, may be bound or, to the best of such Selling Shareholders' knowledge, result in any violation of any law, order, rule, regulation, writ, injunction, judgment or decree of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over such Selling Shareholder or over the properties of such Selling Shareholder; and each of such Selling Shareholder's Attorneys, acting alone, is authorized to execute and deliver this Agreement and the certificate referred to in Section 7(n) hereof on behalf of such Selling Shareholder, to determine the purchase price to be paid by the several Underwriters to such Selling Shareholder as provided in Section 2 hereof, to authorize the delivery of the Selling Shareholder ADSs under this Agreement and to duly endorse (in blank or otherwise) the certificate or certificates representing such Selling Shareholder ADSs or a stock power or powers with respect thereto, to accept payment therefor, and otherwise to act on behalf of such Selling Shareholder in connection with this Agreement;

          (c) all consents, approvals, authorizations and orders required for the execution and delivery by such Selling Shareholder of the Power of Attorney and the Custody Agreement, the execution and delivery by or on behalf of such Selling Shareholder of this Agreement and the sale and delivery of the Selling Shareholder Shares under this Agreement (other than, at the time of the execution hereof (if the Registration Statement and the F-6 Registration Statement have not yet been declared effective by the Commission), the issuance of the order of the Commission declaring the Registration Statement and the F-6 Registration Statement effective and such consents, approvals, authorizations or orders as may be necessary under state or other securities or Blue Sky laws have been obtained and are in full force and effect; and such Selling Shareholder has full legal right, power and authority to enter into and perform its obligations under this Agreement and such Power of Attorney and Custody Agreement, and to sell, assign, transfer and deliver the Selling Shareholder ADSs to be sold by such Selling Shareholder under this Agreement;

          (d) such Selling Shareholder will not, during the Lock-up Period (as defined in Section 5(n) and as extended pursuant to Section 5(n)), effect the Disposition (as defined in Section 5(n)) of any Securities now owned or hereafter acquired directly by such Selling Shareholder or with respect to which such Selling Shareholder has or hereafter acquires the power of disposition, otherwise than (i) as a bona fide gift or gifts, provided the donee or donees thereof agree in writing to be bound by this restriction,
     (ii) as a distribution to partners or shareholder of such Selling Shareholder, provided that the distributees thereof agree in writing to be bound by the terms of this restriction, or (iii) with the prior written consent of UBS; the foregoing restriction is expressly agreed to preclude the shareholder of the Securities from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a Disposition of Securities during the Lock-up Period, even if such Securities would be disposed of by someone other than the Selling Shareholder; such prohibited hedging or other transactions include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any Securities or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from Securities; such Selling Shareholder also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of the securities held by such Selling Shareholder except in compliance with this restriction;

          (e) certificates in negotiable form for all Ordinary Shares to be sold by such Selling Shareholder under this Agreement, together with a stock power or powers duly en-dorsed in blank by such Selling Shareholder, have been placed in custody with the Custodian for the purpose of effecting delivery hereunder;

          (f) if such Selling Shareholder is not a natural person, this Agreement has been duly authorized by such Selling Shareholder and has been duly executed and delivered by or on behalf of such Selling Shareholder and is a valid and binding agreement of such Selling Shareholder, enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles; and the performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of or constitute a default under any bond, debenture, note or other evidence of indebtedness, or under any lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder, or any Selling Shareholder ADSs to be sold by such Selling Shareholder hereunder, may be bound or result in any violation of any law, order, rule, regulation, writ, injunction, judgment or decree of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over such Selling Shareholder or over the properties of such Selling Shareholder;

          (g) such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Offered ADSs to facilitate the sale or resale of the Offered ADSs;

          (h) such Selling Shareholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Offered ADSs;

          (i) all information furnished by or on behalf of such Selling Shareholder relating to such Selling Shareholder and the Selling Shareholder ADSs that is contained in the representations and warranties of such Selling Shareholder in such Selling Shareholder's Power of Attorney or set forth in the Registration Statement or the Prospectus at the time the Registration Statement became or becomes, as the case may be, effective and at all times subsequent thereto up to and at the time of purchase does not, and at the time the Registration Statement became or becomes, as the case may be, effective and at all times subsequent thereto up to and at the time of purchase will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (j) such Selling Shareholder does not have, or has waived prior to the date hereof, any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Offered ADSs that are to be sold by the Company or any of the other Selling Shareholders to the Underwriters pursuant to this Agreement; such Selling Shareholder does not have, or has waived prior to the date hereof, any registration right or other similar right to participate in the offering made by the Prospectus, other than such rights of participation as have been satisfied by the participation of such Selling Shareholder in the transactions to which this Agreement relates in accordance with the terms of this Agreement; and such Selling Shareholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, rights, warrants, options or other securities from the Company, other than those described in the Registration Statement and the Prospectus;

          (k) such Selling Shareholder is not aware that any of the representations and warranties of the Company set forth in Section 3 above is untrue or inaccurate in any material respect;

          (l) except as disclosed in the Registration Statement, neither such Selling Shareholder nor any of his, her or its affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or has any other association with (within the meaning of Article I, Section 1(dd) of the By-laws of the NASD), any member firm of the NASD;

          (m) if such Selling Shareholder is an officer or director of the Company, (i) such Selling Shareholder has reviewed the Registration Statement and the representations and warranties of the Company contained in Section 3 hereof and has no reason to believe that such representations and warranties are not true and correct and (ii) the sale of the Ordinary Shares underlying the Selling Shareholder ADSs by such Selling Shareholder pursuant hereto is not prompted by any information concerning the Company or any of its subsidiaries which is not set forth in the Prospectus or any supplement thereto;

          (n) if such Selling Shareholder is not an officer or director of the Company, the sale of the Ordinary Shares underlying the Selling Shareholder ADSs by such Selling Shareholder pursuant hereto is not prompted by any information concerning the Company or any of its subsidiaries which is not set forth in the Prospectus or any supplement thereto;

          (o) there are no contracts, agreements or understandings between such Selling Shareholder and any person that would give rise to a valid claim against the Selling Shareholder or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the offer and sale of the Selling Shareholder ADSs;

          (p) except as disclosed in the Prospectus, no stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are or will be payable by or on behalf of the Underwriters, or otherwise imposed on any payments made to the Underwriters, to the PRC government or any political subdivision or taxing authority thereof or therein in connection with: (i) the deposit of Ordinary Shares by such Selling Shareholder with the Depositary against the issuance of ADRs evidencing ADSs, (ii) the sale and delivery on behalf of the Selling Shareholders of the ADSs to or for the respective accounts of the Un-derwriters as set forth in the Prospectus and pursuant to the terms of this Agreement, or (iii) any other transaction or payment contemplated by this Agreement;

          (q) except as described in the Prospectus, all expenses and other amounts that may be payable by such Selling Shareholder under this Agreement shall be made free and clear of, and without deduction for or on account of, any taxes imposed, assessed or levied by the PRC government or any political subdivision or taxing authority thereof or therein; there are no taxes imposed in the PRC on, or by virtue of, the execution or delivery of this Agreement;

          (r) the choice of laws of the State of New York as the governing law of this Agreement is a valid choice of law under the laws of the Cayman Islands and will be honored by courts in the Cayman Islands. Such Selling Shareholder has the power to submit, and pursuant to Section 13 of this Agreement, has legally, validly, effectively and irrevocably submitted, to the personal jurisdiction of each New York Court, and such Selling Shareholder has the power to designate, appoint and empower, and pursuant to Section 13 of this Agreement, has legally, validly, effectively and irrevocably designated, appointed and empowered, the Authorized Agent (as defined in Section 13 hereof) for service of process in any action arising out of or relating to this Agreement or the Offered ADSs in any New York Court, and service of process effected on such Authorized Agent will be effective to confer valid personal jurisdiction over such Selling Shareholder as provided in Section 13 hereof; and

          (s) any final judgment for a fixed or readily calculable sum of money rendered by a New York Court having jurisdiction under its own domestic laws in respect of any suit, action or proceeding against such Selling Shareholder based upon this Agreement would be declared enforceable against such Selling Shareholder by Cayman Islands courts without re-examining the merits of the case under the common law doctrine of obligation; provided that (i) adequate service of process has been effected and the defendant has had a reasonable opportunity to be heard, (ii) such judgments or the enforcement thereof are not contrary to the law, public policy, security or sovereignty of the Cayman Islands, (iii) such judgments were not obtained by fraudulent means and do not conflict with any other valid judgment in the same matter between the same parties, and (iv) an action between the same parties in the same matter is not pending in any Cayman Islands court at the time the lawsuit is instituted in the foreign court.

     4A.   Representations and Warranties of the Founders. Yunfan Zhou and Nick
Yang (collectively, the "Founders"), jointly and severally, represents and warrants to and agrees with each of the Underwriters that the Registration Statement did not when it became effective, does not and will not, at the time of purchase and any additional time of purchase, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the Preliminary Prospectus and Prospectus will not, as of their respective dates and at the time of purchase and any additional time of purchase, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that each Founder makes no warranty or representation with respect to any statement contained in any Prelimi-nary Prospectus, the Registration Statement or the Prospectus in reliance upon and in conformity with information concerning an Underwriter and furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in such Preliminary Prospectus, the Registration Statement or the Prospectus.

     5.   Certain Covenants of the Company. The Company hereby agrees:

          (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Offered ADSs for offering and sale under the securities or blue sky laws of such states or other jurisdictions as you may designate and to maintain such qualifications in effect so long as you may request for the distribution of the Offered ADSs; provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Offered ADSs); and to promptly advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Offered ADSs for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

          (b) to make available to the Underwriters in New York City, as soon as practicable after the Registration Statement becomes effective, and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may reasonably request for the purposes contemplated by the Act; in case any Underwriter is required to deliver a prospectus after the nine-month period referred to in Section 10(a)(3) of the Act in connection with the sale of the Offered ADSs, the Company will prepare, at its expense, promptly upon request such amendment or amendments to the Registration Statement and the Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act;

          (c) if, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or any post-effective amendment thereto to be declared effective before the Offered ADSs may be sold, the Company will endeavor to cause the Registration Statement or such post-effective amendment to become effective as soon as practicable and the Company will advise you promptly and, if requested by you, will confirm such advice in writing, (i) when the Registration Statement and any such post-effective amendment thereto has become effective, and (ii) if Rule 430A under the Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act (which the Company agrees to file in a timely manner under such Rule);

          (d) to advise you promptly, confirming such advice in writing, of any request by the Commission for amendments or supplements to the Registration Statement, the F-6 Registration Statement or the Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order, suspending the effectiveness of the Registration Statement or the F-6 Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to use its best efforts to obtain the lifting or removal of such order as soon as practicable; to advise you promptly of any proposal to amend or supplement the Registration Statement, the F-6 Registration Statement or the Prospectus and to provide you and Underwriters' counsel copies of any such documents for review and comment a reasonable amount of time prior to any proposed filing and to file no such amendment or supplement to which you shall object in writing;

          (e) subject to Section 5(d) hereof, to file promptly all reports and any definitive proxy or information statement required to be filed by the Company with the Commission in order to comply with the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Offered ADSs; and to provide you with a copy of such reports and statements and other documents to be filed by the Company pursuant to Section 13, 14 or 15(d) of the Exchange Act during such period a reasonable amount of time prior to any proposed filing, and to promptly notify you of such filing;

          (f) if necessary or appropriate, to file a registration statement pursuant to Rule 462(b) under the Act;

          (g) to advise the Underwriters promptly of the happening of any event within the time during which a prospectus relating to the Offered ADSs is required to be delivered under the Act which could require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, and, during such time, subject to Section 5(d) hereof, to prepare and furnish, at the Company's expense, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change;

          (h) to make generally available to its security holders, and to deliver to you, an earnings statement of the Company (which will satisfy the provisions of Section 11(a) of the Act) covering a period of twelve months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act) as soon as is reasonably practicable after the termination of such twelve-month period but not later than [ ], 2005;

          (i) to furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report (including a consolidated balance sheet and statements of income, shareholders' equity and cash flow of the Company and the Subsidiaries for such fiscal year, accompanied by a copy of the certificate or report thereon of nationally recognized independent certified public accountants);

          (j) to furnish to you two copies of the Registration Statement and the F-6 Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto) and sufficient copies of the foregoing (other than exhibits) for distribution of a copy to each of the other Underwriters;

          (k) to furnish to you as early as practicable prior to the time of purchase and any additional time of purchase, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim and monthly consolidated financial statements, if any, of the Company and the Subsidiaries which have been read by the Company's independent certified public accountants, as stated in their letter to be furnished pursuant to Section 7(b) hereof;

          (l) to apply the net proceeds from the sale of the Offered ADSs in the manner set forth under the caption "Use of Proceeds" in the Prospectus;

          (m) to pay all costs, expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Offered ADSs including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Offered ADSs to the Underwriters, (iii) the producing, word processing and/or printing of this Agreement, any Agreement Among Underwriters, any dealer agreements, any Powers of Attorney and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and (except closing documents) to dealers (including costs of mailing and shipment), (iv) the qualification of the Offered ADSs for offering and sale under state or foreign laws and the determination of their eligibility for investment under state or foreign law as aforesaid (including the legal fees and filing fees and other disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) any listing of the Offered ADSs on any securities exchange or qualification of the Offered ADSs for quotation on the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ") and any registration thereof under the Exchange Act, (vi) any filing for review of the public offering of the Offered ADSs by the NASD, including the legal fees and filing fees and other disbursements of counsel to the Underwriters, (vii) the fees and disbursements of any transfer agent or registrar for the Offered ADSs, (viii) the costs and expenses of the Company relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the Offered ADSs to prospective investors and the Underwriters' sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, (ix) the offer and sale of the Reserved ADSs, including all costs and expenses of UBS-FinSvc and the Underwriters, including the fees and disbursement of counsel for the Underwriters, and (x) the performance of the Company's other obligations hereunder; provided that the Underwriters shall contribute up to US$1,000,000 for the above costs, expenses, fees and taxes incurred by the Company in connection with the transactions contemplated hereunder if and when such transactions are consummated;

          (n) not to, and not to announce its intention to, directly or indirectly, issue, sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, any Ordinary Shares or ADSs or securities convertible into or exchangeable or exercisable for Ordinary Shares or warrants or other rights to purchase Ordinary Shares or any other securities of the Company that are substantially similar to Ordinary Shares or ADSs, or file or cause to be declared effective a registration statement under the Act relating to the offer and sale of any Ordinary Shares or securities convertible into or exercisable or exchangeable for Ordinary Shares or other rights to purchase Ordinary Shares or any other securities of the Company that are substantially similar to Ordinary Shares (each such action, a "Disposition") for a period of 180 days after the date hereof (the "Lock-Up Period"), without the prior written consent of UBS, except for (i) the registration of the Offered ADSs and the sales to the Underwriters pursuant to this Agreement, (ii) issuances of Ordinary Shares upon the exercise of options or warrants disclosed as outstanding in the Registration Statement and the Prospectus, and (iii) the issuance of employee stock options not exercisable during the Lock-Up Period pursuant to stock option plans described in the Registration Statement and the Prospectus; notwithstanding the foregoing, if (i) during the period that begins on the date that is 15 calendar days plus three business days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs, or (ii) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this Section 5(n) shall continue to apply until the expiration of the date that is 15 calendar days plus three business days after the date on which the issuance of the earnings release or the material news or material event occurs;

          (o) to use its best efforts to effect and maintain the quotation of the Offered ADSs on the NASDAQ and to file with the NASDAQ all documents and notices required by the NASDAQ of companies that are traded on the NASDAQ and quotations for which are reported by the NASDAQ;

          (p) to maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Ordinary Shares;

          (q) to ensure that the Directed Shares will be restricted from sale, transfer, assignment, pledge or hypothecation for such period and to such extent as may be required by the NASD and its rules; and to comply with all applicable securities and other applicable laws, rules and regulations in each jurisdiction in which the Reserved ADSs are offered in connection with the Directed Share Program;

          (r) if the Offered ADSs are not delivered for any reason other than the termination of this Agreement pursuant to the fifth paragraph of
     Section 9 hereof or the default by one or more of the Underwriters in its or their respective obligations hereunder, in addition to paying the amounts described in Section 5(m) hereof, to reimburse the Underwriters for all of their out-of-pocket expenses, including the fees and disbursements of their counsel;

          (s) to file with the NASD, the NASDAQ, the Commission and any other governmental or regulatory agency, authority or instrumentality in the Cayman Islands, the United States, the PRC, as may be required, such reports, documents, agreements and other information which the Company may from time to time be required to file, including those relating to the implementation and payment of dividends or other distributions on the Offered ADSs;

          (t) not to be or become, within one year of the time of purchase, an "investment company" as defined in the Investment Company Act;

          (u) not to (and to use its best efforts to cause its affiliates not to) take, directly or indirectly, any action which is designed to or which constitutes or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company;

          (v) (i) not to attempt to avoid any judgment obtained by it or denied to it in a court of competent jurisdiction outside the Cayman Islands; (ii) following the consummation of the offering of the Offered ADSs, to use its best efforts to obtain and maintain all approvals required in the Cayman Islands to pay and remit outside the Cayman Islands all dividends declared by the Company and payable on the Ordinary Shares; and (iii) to use its best efforts to obtain and maintain all approvals required in the Cayman Islands for the Company to acquire sufficient foreign exchange for the payment of dividends and all other relevant purposes;

          (w) to indemnify and hold harmless the Underwriters against any documentary, stamp or similar issue tax, including any interest and penalties, on the creation, issue and sale of the Offered ADSs and on the execution and delivery of this Agreement; to make all payments to be made by the Company hereunder without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless the Company is compelled by law to deduct or withhold such taxes, duties or charges, in which event, to pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made; provided, however, that the Company shall not be liable for any taxes, duties or governmental charges that arise as a result of the distribution of the shares or ADSs by any underwriters in a manner other than that is customary in such transactions;

          (x) upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company's trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the ADSs (the "License"); provided, however, that the License is granted solely for the purpose described above, is granted without fee and may not be assigned or transferred to any person other than affiliates of such Underwriter; and

          (y) to comply with all applicable securities and other applicable laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act, and to use its best efforts to cause the Company's directors and officers, in their capacities as such, to comply with all applicable securities and other applicable laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act.

     6. Certain Covenants of the Selling Shareholders. The Selling Shareholders hereby agree that:

          (a) the Selling Shareholders, severally and not jointly, will pay all expenses incident to the performance of their respective obligations under, and the consummation of the transactions contemplated by this Agreement, including (i) any stamp duties, capital duties and stock transfer taxes, if any, payable upon the sale of the Selling Shareholder ADSs to the Underwriters, (ii) the fees and disbursements of their respective counsel and accountants, except for the fees and expenses, if any, incurred by Sullivan & Cromwell LLP on behalf of the Selling Shareholders which will be borne by the Company and (iii) any fees and expenses of the Custodian and the Depositary in connection with the sale by the Selling Shareholders of the Selling Shareholder ADSs;

          (b) prior to any time of purchase, each Selling Shareholder shall deposit, or cause to be deposited on its behalf, the Ordinary Shares with the Depositary in accordance with the provisions of the Deposit Agreement and otherwise to comply with the Deposit Agreement so that ADRs evidencing the Selling Shareholder ADSs will be executed (and, if applicable, countersigned) and issued by the Depositary against receipt of such Ordinary Shares and delivered to the Underwriters at such time of purchase;

          (c) the Selling Shareholders shall not (and shall cause its affiliates not to) take, directly or indirectly, any action which is designed to or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company or facilitate the sale or resale of the Offered ADSs; and

          (d) the Selling Shareholders will indemnify and hold harmless the Underwriters against any documentary, stamp or similar issue tax, including any interest and penalties, on the creation, issue and sale of the Offered ADSs and on the execution and delivery of this Agreement. All payments to be made by the Selling Shareholders hereunder shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless the Selling Shareholders are compelled by law to deduct or withhold such taxes, duties or charges. In that event, the Selling Shareholders shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made; provided, however, that such Selling Shareholder shall not be liable for any taxes, duties or governmental charges that arise as a result of the distribution of the Ordinary Shares or the Offered ADSs by any Underwriters in a manner other than that is customary in such transactions.

     7. Conditions of Underwriters' Obligations. The several obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Company and the Selling Shareholders on the date hereof, at the time of purchase and, if applicable, at the additional time of purchase, the performance by the Company and the Selling Shareholders of their obligations hereunder and to the following additional conditions precedent:

          (a) The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Sullivan & Cromwell LLP, United States counsel for the Company and the Selling Shareholders, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form and substance satisfactory to the Underwriters, stating that:

               (i) assuming that this Agreement has been duly authorized, executed and delivered by the Company and the Selling Shareholders under Cayman Islands law, this Agreement has been duly executed and delivered by the Company and the Selling Shareholders under New York law;

               (ii) assuming that the Deposit Agreement has been duly executed and delivered by the Company under Cayman Islands law, the Deposit Agreement has been duly executed and delivered by the Company under New York law and, assuming due authorization, execution and delivery by the Depositary and that each of the Depositary and the Company has full power, authority and legal right to enter into and perform its obligations thereunder, constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity, except that such counsel need not express any opinion with respect to Section [7] of the Deposit Agreement;

               (iii) upon the due issuance by the Depositary of the Offered ADSs evidenced by the ADRs against the deposit of Ordinary Shares in accordance with the Deposit Agreement and payment therefor in accordance with the provisions of this Agreement and the Deposit Agreement, such Offered ADSs will be validly issued and persons in whose names such ADRs are duly registered will be entitled to the rights specified therein and in the Deposit Agreement; the Deposit Agreement and the

          ADRs conform in all material respects to the descriptions thereof contained in the Prospectus;

               (iv) the Registration Statement has been declared effective under the Act and, to such counsel's knowledge, the Prospectus was filed with the Commission pursuant to Rule 424(b) under the Act; and such counsel has no knowledge of any stop order having been issued suspending the effectiveness of the Registration Statement or of any proceedings for that purpose having been instituted or threatened by the Commission;

               (v) all regulatory consents, authorizations, approvals and filings required to be obtained or made by the Company under the federal laws of the United States and the laws of the State of New York, as to the Company, for the issuance of the Ordinary Shares and the ADRs evidencing the ADSs, as to both the Company and the Selling Shareholders, the sale and delivery of the Ordinary Shares or the ADSs by the Company and the Selling Shareholders to the Underwriters and the deposit with the Depositary of the Ordinary Shares underlying the ADSs have been obtained or made;

               (vi) each of (A) the issue and sale of the ADSs and Ordinary Shares being delivered at such time of purchase or additional time of purchase, (B) the deposit of the Ordinary Shares being deposited by the Company and the Selling Shareholders with the Depositary pursuant to the Deposit Agreement and (C) the performance by the Company and the Selling Shareholders of their obligations under this Agreement and by the Company of its obligations under the Deposit Agreement will not violate any existing federal law of the United States or law of the State of New York applicable to the Company and the Selling Shareholders; provided, however, that for the purposes of this paragraph, such counsel need not express any opinion with respect to federal or state securities laws, other antifraud laws and fraudulent transfer laws; provided, further, that insofar as performance by the Company and the Selling Shareholders of their obligations under this Agreement and by the Company of its obligations under the Deposit Agreement is concerned, such counsel need not express any opinion as to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights;

               (vii) the Company is not and, after giving effect to the offering and sale of the Offered ADSs, will not be an "investment company", as such terms are defined in the Investment Company Act;

               (viii) assuming (A) due authorization, execution and delivery of this Agreement by the Underwriters and the Deposit Agreement by the Depositary and (B) the validity of such actions under Cayman Islands law, under the laws of the State of New York relating to submission to personal jurisdiction, each of the Company and the Selling Shareholders has, pursuant to Section 13 of this Agreement, and the Company has pursuant to Section [7.06] of the Deposit Agreement, validly and irrevocably submitted to the personal jurisdiction of any state or federal court located in the Borough of Manhattan, The City of New York, New York (each a "New York Court") in any action arising out of or relating to this Agreement, the Deposit Agreement or the transactions contemplated hereby and thereby, and has validly and irrevocably waived any objection to the venue of a proceeding in any such court, has validly waived and agreed not to plead or claim in any such court that any such proceeding brought in such court has been brought in an inconvenient forum, has validly waived any immunity (sovereign or otherwise) relating to any such proceeding, and has validly and irrevocably appointed the Authorized Agent (as defined herein) as its authorized agent for the purpose described in Section 13 of this Agreement (as to both the Company and the Selling Shareholders) and Section [7.06] of the Deposit Agreement (as to the Company); and service of process effected on such agent in the manner set forth in Section 13 of this Agreement (as to the Company and the Selling Shareholders) and Section [7.06] of the Deposit Agreement (as to the Company) will be effective to confer valid personal jurisdiction of such court over the Company and the Selling Shareholders, as the case may be, in the New York Courts;

               (ix) upon payment for the Offered ADSs sold hereunder and the delivery to DTC or its agent of the Offered ADSs in book entry form registered in the name of Cede & Co. or such other nominee designated by DTC, both as provided for in this Agreement, and the crediting of the Offered ADSs to the Underwriters' accounts with DTC, Cede & Co. or such other nominee designated by DTC, the Underwriters will acquire a valid "security entitlement" (within the meaning of New York Uniform Commercial Code Section 8-102) to such Offered ADSs, and no action based on an "adverse claim" (as defined in New York Uniform Commercial Code Section 8-102) may be asserted against the Underwriters with respect to such security entitlement if, at such time, the Underwriters do not have notice of any adverse claim within the meaning of New York Uniform Commercial Code Section 8-105;

               (x) each Selling Shareholder has duly executed and delivered the Power of Attorney and Custody Agreement; and the Power of Attorney and Custody Agreement of each Selling Shareholder constitutes a valid and binding agreement of such

          Selling Shareholder, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights and remedies generally, and subject, as to enforceability, to general equitable principles (whether relief is sought in a proceeding at law or in equity) and except as rights to indemnification and contribution thereunder may be limited by applicable law or public policy relating thereto;

               (xi) each of the Selling Shareholder has the right, power and authority to enter into and to perform its obligations under this Agreement and to sell, transfer, assign and deliver the Selling Shareholder ADSs to be sold by such Selling Shareholder hereunder;

               (xii) upon the delivery of and payment for the Selling Shareholder ADSs as contemplated in this Agreement, each of the Underwriters will receive valid marketable title to the Selling Shareholder ADSs purchased by it from such Selling Shareholder, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest; in rendering such opinion, such counsel may assume that the Underwriters purchase such Selling Shareholder ADSs for value, in good faith and without notice of any adverse claim, as such terms are defined in the Uniform Commercial Code in effect in the State of New York.

               In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company and representatives of the Underwriters at which the contents of the Registration Statement and the Prospectus were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, the Registration Statement, as of its effective date, and the Prospectus, as of its date, appeared on their face to be appropriately responsive in all material respects to the requirements of the Act; nothing that has come to such counsel's attention in the course of their review of the Registration Statement and the Prospectus and in the course of the limited procedures, described in such counsel's letter, has caused such counsel to believe that the Registration Statement, as of its effective date, or the Prospectus, as of its date, (other than the financial statements, as to which such counsel need not express any opinion) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and nothing that has come to such counsel's attention in the course of the limited procedures described in its letter has caused such counsel to believe that the Prospectus, as of such time of purchase or additional time of purchase, (other than the financial statements, as to which such counsel need not express any opinion) contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Such counsel may state that they do not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those made under the captions "Description of American Depositary Receipts", in the Prospectus, insofar as they relate to the provisions of the ADRs and the Deposit Agreement described therein, "Taxation - United States", insofar as they relate to provisions of Federal tax laws of the United States described therein, and "Underwriting", insofar as they relate to the provisions of this Agreement.

          (b) The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Maples and Calder Asia, Cayman Islands counsel for the Company and the Selling Shareholders, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters, stating that:

               (i) the Company has been duly incorporated and is validly existing as an exempted company with limited liability and is validly existing and in good standing under the laws of the Cayman Islands, with full corporate power and authority to own, lease and operate its property and assets and to conduct its business as described in the Registration Statement and the Prospectus, to execute and deliver this Agreement and to issue, sell and deliver the Offered ADSs as contemplated herein;

               (ii) the Company has an authorized capital as set forth in the Registration Statement and the Prospectus; all of the issued shares in the capital of the Company (including the Ordinary Shares underlying the Offered ADSs when issued and sold in accordance with the terms of this Agreement) have been duly and validly authorized and issued, are fully paid and non-assessable, are not subject to any pre-emptive or similar rights under Cayman Islands law or the Memorandum and Articles of Association and conform to the description thereof contained in the Prospectus;

               (iii) when issued and sold in accordance with the terms of this Agreement, the Ordinary Shares underlying the Offered ADSs have been duly authorized and validly issued and are fully paid and non-assessable;

               (iv) all the outstanding issued preferred shares of the Company have been duly authorized and validly issued and are fully paid and non-assessable;

               (v) the execution and delivery of this Agreement and the Deposit Agreement by the Company and the performance of its obligations thereunder, the Registration Statement, the F-6 Registration Statement, the 8-A Registration Statement, the Prospectus, and the filing of the Registration Statement, the F-6 Registration Statement, the 8-A Registration Statement and the Prospectus have been duly authorized and approved by all necessary corporate action of the Company, and the execution and delivery of this Agreement and the Deposit Agreement by the Company and the performance of its obligations hereunder and thereunder do not violate, conflict with or result in a breach of any of the terms or provisions of its Memorandum and Articles or any law, public rule or regulation applicable to the Company in the Cayman Islands currently in force and do not violate, conflict with or result in a breach of any existing order or decree authority or agency or any official body in the Cayman Islands;

               (vi) this Agreement and the Deposit Agreement have been duly executed and delivered for and on behalf of the Company and constitute legal, valid and binding obligations of the Company enforceable in the Cayman Islands in accordance with their terms except insofar as such enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

               (vii) the Registration Statement and the F-6 Registration Statement has been duly executed by and on behalf of the Company;

               (viii) no authorizations, consents, orders, permissions or approvals are required from any governmental authorities or agencies or other official bodies in the Cayman Islands and no notice to or other filing with or action by any Cayman Islands governmental authority or regulatory body is required in connection with:

                    (a) the execution and delivery of this Agreement and the
               Deposit Agreement;

                    (b) the performance of any obligation under this Agreement and the Deposit Agreement; and

                    (c) the payment of any amount under this Agreement and the
               Deposit Agreement;

               (ix) it is not necessary to ensure the legality, validity, enforceability or admissibility in evidence of this Agreement or the Deposit Agreement that any document be filed, recorded or enrolled with any governmental department, agency or other authority in the Cayman Islands;

               (x) The statements in the Prospectus under "Dividend policy", "Enforceability of civil liabilities", "Management", "Description of share capital", "Principal and selling shareholders", "Capitalization", and "Taxation" and the statements in the Registration Statement under Item 14, insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, in each case to the extent, and only to the extent, governed by the laws of the Cayman Islands, fairly present the information and summarize the matters referred to therein;

               (xi) no stamp duties or other similar taxes or charges are payable under the laws of the Cayman Islands in respect of:

                    (a) the execution or delivery of this Agreement and the
               Deposit Agreement or the performance by any of the parties of their respective obligations or enforcement of this Agreement or the Deposit Agreement unless they are executed in or thereafter brought within the jurisdiction of the Cayman Islands (e.g. for the purposes of enforcement) in which case stamp duty of

               CI$2.00 (US$2.44) for each of this Agreement and the Deposit Agreement will be payable; or

                    (b) the issuance and sale of the Ordinary Shares by the
               Company or the sale by Selling Shareholders of their respective shares pursuant to the terms of this Agreement; or

                    (c) the entering of the Depositary as the registered holder of the Ordinary Shares underlying the Offered ADSs; or

                    (d) the deposit with the custodian on behalf of the
               Depository of the Offered ADSs against the issuance of ADSs for the account of the Underwriters on the date hereof; or

                    (e) the sale and delivery outside of the Cayman Islands by the Underwriters of the Offered ADSs to the initial purchasers thereof.

               (xii) There are currently no taxes or other charges or deductions payable (by withholding or otherwise) to the Cayman Islands government or any taxing authority thereof on or by virtue of:

                    (a) the execution, delivery, performance or enforcement of this Agreement and the Deposit Agreement;

                    (b) any payment of any nature to be made by the Company
               under this Agreement or the Deposit Agreement;

                    (c) the issuance and sale of the Ordinary Shares by the
               Company; or

                    (d) the payment of dividends and other distributions
               declared and payable on the Ordinary Shares;

               (xiii) the Cayman Islands currently have no income, corporate or capital gains tax and no estate duty, inheritance tax or gift tax;

               (xiv) the choice of the laws of New York to govern this Agreement and the Deposit Agreement will be upheld as a valid choice of law under the laws of the Cayman Islands and the courts of the Cayman Islands would uphold such choice of law in a suit on this Agreement or the Deposit Agreement brought in the courts of the Cayman Islands, assuming it is so pleaded; an action against the Company in the Cayman Islands under this Agreement or the Deposit Agreement could be instituted in the Grand Court, which has jurisdiction over the Company, without first having to obtain a judgment in respect of this Agreement or the Deposit Agreement in a court of New York or any other relevant jurisdiction; in the event of any proceedings being brought in the Cayman Islands courts in respect of a monetary obligation expressed to be payable in a currency other than Cayman Islands dollars, a Cayman Islands court would give judgment expressed as an order to pay such currency or its Cayman Islands dollar equivalent at the time of payment or enforcement of the judgment;

               (xv) the submission to the jurisdiction of the courts sitting in New York, the appointment of CT Corporation System to accept service of process in such jurisdiction and the waiver by the Company of any objection to the venue of a proceeding in a New York court, pursuant to this Agreement or the Deposit Agreement, are legal, valid and binding on the Company;

               (xvi) no approvals are currently required from any governmental department, agency or other authority in the Cayman Islands in order for the Company to pay dividends declared by the Company to the holders of Ordinary Shares, including the Depositary;

               (xvii) although there is no statutory enforcement in the Cayman Islands of judgments obtained in New York, the courts of the Cayman Islands will recognize and enforce a judgment of a foreign court of competent jurisdiction in respect of any legal suit or proceeding arising out of or relating to this Agreement or the Deposit Agreement without retrial on the merits based on the principle that a judgment of a competent foreign court imposes upon the judgment debtor an obligation to pay the sum for which judgment has been given provided that such judgment is final and conclusive, for a liquidated sum, not in respect of taxes or a fine or penalty, is not inconsistent with a Cayman Islands judgment in respect of the same matter, and was not obtained in a manner and is not of a kind the enforcement of which is contrary to the public policy of the Cayman Islands; a Cayman Islands court may stay proceedings if concurrent proceedings are being brought elsewhere; a foreign judgment may be final and conclusive even if subject to appeal; however, if appealable, a Cayman Islands court may stay enforcement until such appeal has been heard;

               (xviii) based solely on such counsel's inspection of the Register of Writs and Other Originating process in the Grand Court of the Cayman Islands from the date of incorporation of the Company there were no actions or petitions pending against the Company in the courts of the Cayman Islands as at close of business in the Cayman Islands on [_______], 2004; a search at the Companies Registry in the Cayman Islands would not reveal any order or resolution for the winding up of the Company because under Cayman Islands law the records kept by the Registrar of Companies are not documents of public record; the enquiries referred to above which such counsel has made at the Grand Court of the Cayman Islands have revealed no record of the presentation of any winding up petition in respect of the Company; such counsel assumes that there has been no change in this position since the date on which the enquiries were made;

               (xix) there is no exchange control legislation under Cayman Islands law and accordingly there are no exchange control regulations imposed under Cayman Islands law;

               (xx) the Company is not entitled to any immunity under the laws of the Cayman Islands whether characterized as sovereign immunity or otherwise for any legal proceedings in the Cayman Islands to enforce or to collect upon this Agreement and the Deposit Agreement;

               (xxi) so far as the law of the Cayman Islands is concerned, this Agreement and the Deposit Agreement are in proper form under the laws of the Cayman Islands for the enforcement thereof against the Company, except that the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

               (xxii) such counsel has reviewed the register of members of the Company. As of the date hereof there are no entries or notations indicating any third party interests including any security interest on the register of members of the Company;

               (xxiii) the Underwriters will not be treated as resident, domiciled or carrying on or transacting business or subject to taxation in the Cayman Islands or in violation of any law thereof solely by reason of the negotiation, preparation or execution of this Agreement or the entering into of or the exercise of their rights or the performance of their obligations under this Agreement; and

               (xxiv) The Underwriters will not be required to be licensed, qualified or otherwise entitled to carry on business in the Cayman Islands in order to enforce their rights under, or as a consequence of the execution, delivery and performance of this Agreement or the Deposit Agreement.

          (c) The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Llinks Law Office, PRC counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters, stating that:

               (i) KongZhong Beijing is a company duly incorporated with limited liability and validly existing with legal person status and in good standing under the laws of the PRC. KongZhong Beijing is duly qualified to transact business within the approved business scope specified in its business license. The articles of association of KongZhong Beijing comply with the requirements of applicable PRC laws and are in full force and effect. No steps have been or are being taken and no order or resolution has been made or passed to appoint a receiver, liquidator or similar officer of, or to wind up or dissolve, KongZhong Beijing.

               (ii) All of the registered capital of KongZhong Beijing have been fully paid and are 100% owned directly by the Company, and to the best knowledge of us after due inquiry, free and clear of all liens, encumbrances or claims. The liability of the Company in respect of equity interests in KongZhong Beijing is limited to its investments therein.

               (iii) Beijing AirInbox is a company duly incorporated with limited liability and validly existing with legal person status and in good standing under the laws of the PRC. Beijing AirInbox is duly qualified to transact business within the approved business scope specified in its business license, except as otherwise indicated in such counsel's opinion. The articles of association of Beijing AirInbox comply with the requirements of applicable PRC laws and are in full force and effect. No steps have been or are being taken and no order or resolution has been made or passed to appoint a receiver, liquidator or similar officer of, or to wind up or dissolve Beijing AirInbox.

               (iv) All of the registered capital of Beijing AirInbox have been fully paid and are owned directly by Yunfan Zhou (10%), Songlin Yang (42%), Yang Cha (45%) and Zhen Huang (3%), and to the best knowledge of such counsel after due inquiry, free and clear of all liens, encumbrances or claims, except for the pledge and the equity interests option created under the Structuring Documents.

               (v) Beijing Boya Wuji is a company duly incorporated with limited liability and validly existing under the laws of the PRC. Beijing Boya Wuji is duly qualified to transact business within the approved business scope specified in its business license, except as otherwise indicated in such counsel's opinion. The articles of association of Beijing Boya Wuji comply with the requirements of applicable PRC laws and are in full force and effect. No steps have been or are being taken and no order or resolution has been made or passed to appoint a receiver, liquidator or similar officer of, or to wind up or dissolve Beijing Boya Wuji.

               (vi) All of the registered capital of Beijing Boya Wuji have been fully paid and are owned directly by Yunfan Zhou (50%) and Zhen Huang (50%), and to the best knowledge of such counsel after due inquiry, free and clear of all liens, encumbrances or claims except for the pledge and the equity interests option created under the Structuring Documents.

               (vii) All PRC governmental approvals, licenses, permits, consents, authorizations, clearances and qualifications ("PRC Approvals") required for the establishment and maintenance of the enterprise legal person status of each of KongZhong Beijing, Beijing AirInbox and Beijing Boya Wuji respectively have been duly issued and obtained and all such PRC Approvals are valid and in full force and effect, have not been revoked, withdrawn, suspended or cancelled. Each of KongZhong Beijing, Beijing AirInbox and Beijing Boya Wuji respectively has complied with all applicable registration and filing requirements under PRC laws for its establishment and maintenance of its status and existence as an enterprise legal person.

               (viii) KongZhong Beijing has full power and authority and possesses all Approvals necessary to own, use, lease and operate its assets and conduct its business as presently conducted.

               (ix) Beijing AirInbox has full power and authority and possesses all PRC Approvals necessary to own, use, lease and operate its assets and conduct its business except for an inter-regional telecommunication value-added services license for which Beijing AirInbox is in the process of application with the Ministry of Information Industry.

               (x) Beijing Boya Wuji has been established and possesses all PRC Approvals necessary to own, use, lease and operate its assets and conduct its business except for an inter-regional telecommunication value-added services license for which Beijing Boya Wuji is in the process of application with the Ministry of Information Industry.

               (xi) Each of KongZhong Beijing, Beijing AirInbox and Beijing Boya Wuji (each a "PRC Entity") possesses all valid licenses in full force and effect or otherwise has the legal right to use, or can acquire on reasonable terms, all material licenses, inventions, copyrights, know-how, trademarks, service marks and trade names currently employed by them, and none of KongZhong Beijing, Beijing AirInbox and Beijing Boya Wuji has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing that, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse effect on the its business or operations.

               (xii) Each PRC Entity has the corporate power to enter into and perform its obligations under each of the Structuring Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of, and has authorized, executed and delivered, each of the Structuring Documents to which it is a party. Each of the Structuring Documents to which such PRC Entity is a party constitutes a valid and legally binding obligation of that PRC Entity in accordance with its terms, subject as to enforceability to bankruptcy, insolvency, reorganization, statute of limitations and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. To ensure the legality, validity, enforceability or admissibility in evidence of each of the Structuring Documents in the PRC, except as otherwise indicated in such counsel's opinion, it is not necessary that any such document be filed or recorded with any court or other authority in the PRC or that any stamp or similar tax be paid on or in respect of any of the Structuring Documents.

               (xiii) Each of the shareholders of Beijing AirInbox has executed and delivered each of the Structuring Documents to which he or she is a party. Each of the Structuring Documents to which each of the shareholders of Beijing AirInbox is a party constitutes a valid and legally binding obligation of such shareholder in accor-dance with its terms, subject as to enforceability to bankruptcy, insolvency, reorganization, statute of limitations and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

               (xiv) Each of the shareholders of Beijing Boya Wuji has executed and delivered each of the Structuring Documents to which he or she is a party, Each of the Structuring Documents to which each of the Shareholders of Beijing Boya Wuji is a party constitutes a valid and legally binding obligation of such shareholder in accordance with its terms, subject as to enforceability to bankruptcy, insolvency, reorganization, statute of limitations and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

               (xv) To the best knowledge of such counsel, the execution and delivery by each PRC Entity of, and the performance by each PRC Entity of its obligations under, each of the Structuring Documents to which it is a party and the consummation by each PRC Entity of the transactions contemplated therein (A) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any existing indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which each PRC Entity is a party or by which each PRC Entity is bound or to which any of the properties or assets of each PRC Entity is bound or to which any of the properties or assets of each PRC Entity is subject, except for such conflicts, breaches, violations or defaults which would not (I) individually or in aggregate, have a material adverse effect on the general affairs, management, shareholders' equity, results of operations or position, financial or otherwise, of each PRC Entity, or (II) affect the validity of, or have any material adverse effect on, the issue and sale of the Offered ADSs or the other transactions contemplated in connection with the Offering; (B) will not result in any violation of the provisions of the articles of association or business license of each PRC Entity; and (C) will comply with and not result in any violation of any laws of the PRC.

               (xvi) The execution and delivery by each of the shareholders of, and the performance by each of the shareholders of Beijing AirInbox of his or her obligations under each of the Structuring Documents to which each of the shareholders of Beijing AirInbox is a party and the consummation by each of the shareholders of Beijing AirInbox of the transactions contemplated therein will not result in any violation of any laws of the PRC.

               (xvii) The execution and delivery by each of the shareholders of, and the performance by each of the shareholders of Beijing Boya Wuji of his or her obligations under each of the Structuring Documents to which each of the shareholders of Beijing Boya Wuji is a party and the consummation by each of the shareholders of Beijing Boya Wuji of the transactions contemplated therein will not result in any violation of any laws of the PRC.

               (xviii) To the best of such counsel's knowledge after due inquiry, there are no legal, administrative, arbitration or other proceedings which have challenged the legality, effectiveness or validity of the Structuring Documents or the transactions contemplated thereunder individually or taken as a whole and, no such proceedings are threatened or contemplated by any governmental or regulatory authority or any other person. To the best of such counsel's knowledge, none of KongZhong Beijing, Beijing AirInbox and Beijing Boya Wuji has received any oral or written notice of proceedings relating to the suspension, revocation or modification of any of its respective PRC Approvals.

               (xix) To the best knowledge of such counsel after due inquiry, each of the Registration Statement and the Prospectus describes (i) all material Chinese legal or governmental proceedings pending or threatened to which the Company, KongZhong Beijing, Beijing AirInbox or Beijing Boya Wuji is a party or to which any of the properties of the Company, KongZhong Beijing, Beijing AirInbox or Beijing Boya Wuji is subject and (ii) all statutes, regulation, contracts or other documents which are material to the Company, KongZhong Beijing, Beijing AirInbox or Beijing Boya Wuji.

               (xx) To the best knowledge of such counsel, KongZhong Beijing, Beijing AirInbox and Beijing Boya Wuji are not (A) in violation of their respective articles of association, business licenses and any other constitutional documents or (B) in material default in the performance or observance of any material agreement known to such counsel or by which any of their respective material properties may be bound.

               (xxi) None of KongZhong Beijing, Beijing AirInbox and Beijing Boya Wuji will have any material PRC tax liability as a consequence of the sale of the Offered ADSs hereunder that have not been disclosed in the Prospectus.

               (xxii) Other than as set forth in the Prospectus, all dividends and other distributions declared and payable in respect of the capital stock of KongZhong Beijing may under the current PRC laws and regulations be paid in Renminbi, that may be converted into foreign currency that may be freely transferred out of the PRC, and all such dividends and other distributions will not be subject to withholding or other taxes under PRC laws and regulations and are otherwise free and clear of any other tax, withholding or deduction in the PRC and without the necessity of obtaining any PRC Approvals.

               (xxiii) No facts came to such counsel's attention that caused such counsel to believe that, the statements in the Prospectus under "Risk Factors - Risks Relating to Our Business - PRC laws and regulations restrict foreign investment in China's telecommunications services industry, and substantial uncertainties exist with respect to the contractual arrangements with Beijing AirInbox and Beijing Boya Wuji due to uncertainties regarding the interpretation and application of current or future PRC laws and regulations", "Risk Factors - Risks Relating to Our Business - Our contrac-tual arrangements with Beijing AirInbox and Beijing Boya Wuji may not be as effective in providing operational control as direct ownership of this businesses," "Risk Factors - Risks Relating to Our Industry - The laws and regulations governing the wireless value-added telecommunications and Internet industry in China are developing and subject to future changes. Substantial uncertainties exist as to the interpretation and implementation of those laws and regulations," "Risk Factors - Risks Related to People's Republic of China," "Enforceability of Civil Liabilities" and "Regulation", insofar as they purport to describe the provisions of PRC laws and documents referred to therein, at the respective time they became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (d) You shall have received at the time of purchase and, if applicable, at the additional time of purchase, the favorable opinion of Morrison & Foerster LLP, United States counsel for the Underwriters, dated the time of purchase or the additional time of purchase, as the case may be, covering such matters as the Underwriters may require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters. In rendering such opinion, Morrison & Foerster LLP may rely as to the incorporation of the Company and all other matters governed by Cayman Islands law upon the opinion of Maple and Calder Asia, referred to above and all other matters governed by PRC law upon the opinion of Llinks Law Office referred to above.

          (e) You shall have received at the time of purchase and, if applicable, at the additional time of purchase, the favorable opinion of Haiwen & Partners, PRC counsel for the Underwriters, dated the time of purchase or the additional time of purchase, as the case may be, covering such matters as the Underwriters may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

          (f) You shall have received at the time of purchase and, if applicable, at the additional time of purchase, the favorable opinion of Patterson, Belknap, Webb & Tyler LLP, United States counsel for the Depositary, to the effect that:

               (i) the Deposit Agreement has been duly authorized, executed and delivered by the Depositary and, assuming due authorization, execution and delivery thereof by the Company, constitutes the valid and legally binding agreement of the Depositary, enforceable against the Depositary in accordance with its terms except to the extent that (a) enforcement thereof may be limited by (1) bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws now or hereafter in effect relating to or affecting creditors' rights generally, and (2) general principles of equity (regardless of whether enforceability is considered in a proceeding in law or in equity), and
          (b) rights to indemnity and contribution thereunder may be limited by United States federal or state securities laws or public policy;

               (ii) the Depositary has full power and authority and legal right to execute and deliver the Deposit Agreement and to perform its obligations thereunder;

               (iii) upon due issuance by the Depositary against delivery of the Ordinary Shares in respect thereof in accordance with the provisions of the Deposit Agreements, the ADRs will be duly and validly issued and will entitle the registered holders of the ADRs evidencing the ADSs to the rights specified in the Deposit Agreement; and

               (iv) the F-6 Registration Statement (File No. 333-116288) as amended has been declared effective and complies as to form in all material respects with the requirements of the Act; to the best of such counsel's knowledge, no stop order suspending the effectiveness of the F-6 Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act.

          (g) You shall have received one or more opinions, as contemplated in the Power of Attorney dated as of the time of purchase or such additional time of purchase, as the case may be, of counsel for each Selling Shareholder to the effect that:

               (i) the Selling Shareholder had valid and unencumbered title to the Ordinary Shares delivered by the Selling Shareholder to the Depositary in accordance with the Deposit Agreement, had full right, power and authority to sell, assign, transfer and deliver the Selling Shareholder ADSs delivered by the Selling Shareholder at such time of purchase hereunder and the Selling Shareholder ADSs received by the Depositary were unencumbered; and the several Underwriters have acquired valid and unencumbered title to the Selling Shareholder ADSs purchased by them at such time of purchase hereunder;

               (ii) no consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Selling Shareholder for the consummation of the transactions contemplated by the Custody Agreement and this Agreement in connection with the sale of the Selling Shareholder ADSs, except such as have been obtained and made under the Act and the Exchange Act and such as may be required under state or foreign securities or blue sky laws;

               (iii) the execution, delivery and performance of the Custody Agreement and this Agreement and the consummation of the transactions therein and herein contemplated will not result in a material breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Selling Shareholder or any of his/her/its properties or any agreement or instrument to which the Selling Shareholder is a party or by which the Selling Shareholder is bound or to which any of the properties of the Selling Shareholder is subject, or the charter or by-laws of any Selling Shareholder which is a corporation;

               (iv) the Power of Attorney and related Custody Agreement with respect to the Selling Shareholder has been duly authorized, executed and delivered by the Selling Shareholder and constitute valid and legally binding obligations of the Selling Shareholder enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and

               (v) this Agreement has been duly authorized, executed and delivered under New York law by an Attorney-in-Fact on behalf of the Selling Shareholder.

          (h) You shall have received from Deloitte Touche Tohmatsu letters dated, respectively, the date of this Agreement, the time of purchase and, if applicable, the additional time of purchase, and addressed to the Underwriters (with reproduced copies for each of the Underwriters) in the forms heretofore approved by UBS.

          (i) No Prospectus or amendment or supplement to the Registration Statement, the F-6 Registration Statement or the Prospectus shall have been filed to which you object in writing.

          (j) If Rule 430A under the Act is used, the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act at or before 5:30 P.M., New York City time, on the second full business day after the date of this Agreement and any registration statement pursuant to Rule 462(b) under the Act required in connection with the offering and sale of the Offered ADSs shall have been filed and become effective no later than 10:00 p.m., New York City time, on the date of this Agreement.

          (k) Prior to the time of purchase, and, if applicable, the additional time of purchase, (i) no stop order with respect to the effectiveness of the Registration Statement or F-6 Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act; (ii) the Registration Statement, the F-6 Registration Statement and all amendments thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and
     (iii) the Prospectus and all amendments or supplements thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

          (l) Between the time of execution of this Agreement and the time of purchase or the additional time of purchase, as the case may be, no material adverse change or any development involving a prospective material adverse change in the business, properties, manage-ment, financial condition or results of operations of the Company and the Subsidiaries taken as a whole shall occur or become known.

          (m) The Company will, at the time of purchase and, if applicable, at the additional time of purchase, deliver to you a certificate of its Chief Executive Officer and its Chief Financial Officer in the form attached as Exhibit B hereto.

          (n) You shall have received a certificate, at any time of purchase, from the Attorneys for each Selling Shareholder to the effect that, as of such time of purchase or additional time of purchase, they have not been informed that:

               (i) the representations and warranties made by such Selling Shareholder herein are not true or correct as of such time of purchase; or

               (ii) such Selling Shareholder has not complied with any obligation or satisfied any condition which is required to be performed or satisfied on the part of such Selling Shareholder as of such time of purchase.

          (o) You shall have received signed Lock-up Agreements referred to in
     Section 3(z) hereof.

          (p) The Company shall have furnished to you such other documents and certificates as you or your counsel may reasonably request, after consultation with the Company, the Selling Shareholders and the Company's counsel.

          (q) The Offered ADSs shall have been approved for quotation on NASDAQ, subject only to notice of issuance at or prior to the time of purchase or the additional time of purchase, as the case may be.

          (r) The Company and the Depositary shall have executed and delivered the Deposit Agreement, in form and substance satisfactory to the Underwriters, and the Deposit Agreement shall be in full force and effect.

          (s) The Depositary shall have delivered to the Company (i) a letter confirming the furnishing of certain information about the Depositary for inclusion in the Registration Statement and the F-6 Registration Statement, and (ii) at the time of purchase or any additional time of purchase, certificates satisfactory to the Underwriters evidencing the deposit with the Depositary of the Ordinary Shares being so deposited against issuance of ADRs evidencing the Offered ADSs to be delivered by the Company at such time of purchase or additional time of purchase, and the execution, countersignature (if applicable), issuance and delivery of ADRs evidencing such Offered ADSs pursuant to the Deposit Agreement.

          (t) At or prior to the time of purchase, the NASD shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

          (u) The Custodian shall have delivered to you a letter stating that they will deliver to each Selling Shareholder a United States Treasury Department Form 1099 (or other applicable form or statement specified by the United States Treasury Department regulations in lieu thereof) on or before January 31 of the year following the date of this Agreement.

          (v) The Company shall have complied with the provisions of Section 5(b) hereof with respect to the furnishing of prospectuses to the Underwriters.

     8. Effective Date of Agreement; Termination. This Agreement shall become effective (i) if Rule 430A under the Act is not used, when you shall have received notification of the effectiveness of the Registration Statement, or
(ii) if Rule 430A under the Act is used, when the parties hereto have executed and delivered this Agreement.

          The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of UBS or any group of Underwriters (which may include UBS) which has agreed to purchase in the aggregate at least 50% of the Firm ADSs, if (x) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Registration Statement and the Prospectus, there has been any material adverse change or any development involving a prospective material adverse change in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole, which would, in UBS' judgment or in the judgment of such group of Underwriters, make it impracticable or inadvisable to proceed with the public offering or the delivery of the Offered ADSs on the terms and in the manner contemplated in the Registration Statement and the Prospectus, or (y) since of execution of this Agreement, there shall have occurred: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the NASDAQ; (ii) a suspension or material limitation in trading in the Company's securities on NASDAQ; (iii) a general moratorium on commercial banking activities declared by either federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) an outbreak or escalation of hostilities or acts of terrorism involving the United States or a declaration by the United States of a national emergency or war; or (v) any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in UBS' judgment or in the judgment of such group of Underwriters makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Offered ADSs on the terms and in the manner contemplated in the Registration Statement and the Prospectus, or (z) since the time of execution of this Agreement, there shall have occurred any downgrading, or any notice or announcement shall have been given or made of (i) any intended or potential downgrading or (ii) any watch, review or possible change that does not indicate an affirmation or improvement in the rating accorded any securities of or guaranteed by the Company or any Subsidiary by any "nationally recognized statistical rating organization," as that term is defined in Rule 436(g)(2) under the Act.

                  If UBS or any group of Underwriters elects to terminate this Agreement as provided in this Section 8, the Company, the Selling Shareholders and each other Underwriter shall be notified promptly in writing.

             If the sale to the Underwriters of the Offered ADSs, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company or the Selling Shareholders shall be unable to comply with any of the terms of this Agreement, the Company and the Selling Shareholders shall, jointly and severally, reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered ADSs, and the Underwriters shall be under no obligation or liability to the Company or the Selling Shareholders under this Agreement (except to the extent provided in Section 10 hereof) or to one another hereunder.

     9. Increase in Underwriters' Commitments. Subject to Sections 7 and 8 hereof, if any Underwriter shall default in its obligation to take up and pay for the Firm ADSs to be purchased by it hereunder (otherwise than for a failure of a condition set forth in Section 7 hereof or a reason sufficient to justify the termination of this Agreement under the provisions of Section 8 hereof) and if the number of Firm ADSs which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Firm ADSs, the non-defaulting Underwriters shall take up and pay for (in addition to the aggregate number of Firm ADSs they are obligated to purchase pursuant to Section 1 hereof) the number of Firm ADSs agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Firm ADSs shall be taken up and paid for by such non-defaulting Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Firm ADSs shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm ADSs set opposite the names of such non-defaulting Underwriters in Schedule A.

          Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Firm ADSs hereunder unless all of the Firm ADSs are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Company or selected by the Company with your approval).

          If a new Underwriter or Underwriters are substituted by the Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company or you shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary changes in the Registration Statement and the Prospectus and other documents may be effected.

          The term Underwriter as used in this Agreement shall refer to and include any Underwriter substituted under this Section 9 with like effect as if such substituted Underwriter had originally been named in Schedule A.

          If the aggregate number of Firm ADSs which the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the total number of Firm ADSs which all Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters nor the Company shall make arrangements within the five business day period stated above for the purchase of all the Firm ADSs which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall terminate without further act or deed and without any liability on the part of the Company to any non-defaulting Underwriter and without any liability on the part of any non-defaulting Underwriter to the Company. Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     10.  Indemnity and Contribution.

          (a) Each of the Company, Yunfan Zhou and Nick Yang agrees to, jointly and severally, indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus (the term Prospectus for the purpose of this Section 10 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or such Prospectus or necessary to make the statements made therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in such Registration Statement or such Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading; provided, however, that such Underwriter shall first seek indemnity against the Company and to the extent, and only to the extent, that the Company shall be unable to compensate such Underwriter in full for such loss, damage, expense, liability or claim, shall such Underwriter seek indemnity against any of the Founders; provided further, that no Founder shall be responsible for losses, damages, expenses, liability or claims for an amount in excess of the proceeds to be received by such Founder (after deducting expenses) from the sale of ADSs hereunder.

                  If any action, suit or proceeding (each, a "Proceeding") is brought against an Underwriter or any such person in respect of which indemnity may be sought against the Company and the Founders pursuant to the foregoing paragraph, such Underwriter or such person shall promptly notify the Company and the Founders in writing of the institution of such Proceeding and the Company and the Founders shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify the Company or the Founders shall not relieve the Company and any Founder from any liability which the Company and the Founders may have to any Underwriter or any such person or otherwise. Such Underwriter or such person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or of such person unless the employment of such counsel shall have been author-ized in writing by the Company and the Founders in connection with the defense of such Proceeding or the Company and the Founders shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to the Company or the Founders (in which case the Company or any Founder, as the case may be, shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company and the Founders and paid as incurred (it being understood, however, that the Company and the Founders shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). Neither the Company nor any Founder shall be liable for any settlement of any Proceeding effected without its written consent but if settled with the written consent of the Company or any Founder, the Company or such Founder, as the case may be, agrees to indemnify and hold harmless any Underwriter and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

                  The Company agrees to indemnify, defend and hold harmless UBS-FinSvc and its partners, directors and officers, and any person who controls UBS-FinSvc within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, UBS-FinSvc or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim (1) arises out of or is based upon (a) any of the matters referred to in clauses (i) through (iii) of the first paragraph of this Section 9(a), or (b) any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to Directed Share Participants in connection with the Directed Share Program or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) caused by the failure of any Directed Share Participant to pay for and accept delivery of Reserved ADSs that the Directed Share Participant has agreed to purchase; or (iii) otherwise arises out of or is based upon the Directed Share Program, provided that the Company shall not be responsible under this clause (iii) for any loss, damage, expense, liability or claim that is finally judicially determined to have resulted from the gross negligence or willful misconduct of UBS-FinSvc in conducting the Directed Share Program. The second paragraph of this Section 10(a) shall apply equally to any Proceeding brought against UBS-FinSvc or any such person in respect of which indemnity may be sought against the Company pursuant to the foregoing sentence; except that the Company shall be liable for the expenses of one separate counsel (in addition to any local counsel) for UBS-FinSvc and any such person, separate and in addition to counsel for the Underwriters, in any such Proceeding.

          (b) Each Selling Shareholder, severally and not jointly, agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus (the term Prospectus for the purpose of this Section 10 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company), or that arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or such Prospectus or necessary to make the statements made therein not misleading, to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or the Underwriters by such Selling Shareholder, directly or through such Selling Shareholder's representatives, specifically for use in the preparation thereof, or (ii) any untrue statement or alleged untrue statement made by such Selling Shareholder in Section 4 hereof or the failure by such Selling Shareholder to perform when and as required any agreement or covenant contained herein; provided, however, that no Selling Shareholder shall be responsible, either pursuant to this indemnity or as a result of any breach of this Agreement, for losses, expenses, liability or claims arising out of or based upon such untrue statement or omission or allegation thereof based upon information furnished by any party other than such Selling Shareholder and, in any event, no Selling Shareholder shall be responsible, either pursuant to this indemnity or as a result of any breach of this Agreement, for losses, expenses, liability or claims for an amount in excess of the proceeds to be received by such Selling Shareholder (after deducting expenses) from the sale of ADSs hereunder.

                  If any Proceeding is brought against an Underwriter or any such person in respect of which indemnity may be sought against such Selling Shareholder pursuant to the foregoing paragraph, such Underwriter or such person shall promptly notify such Selling Shareholder in writing of the institution of such Proceeding and such Selling Shareholder shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify the Company shall not relieve such Selling Shareholder from any liability which such Selling Shareholder may have to any Underwriter or any such person or otherwise. Such Underwriter or such person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or of such person unless the employment of such counsel shall have been authorized in writing by such Selling Shareholder in connection with the defense of such Proceeding or such Selling Shareholder shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to such Selling Shareholder (in which case such Selling Shareholder shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such Selling Shareholder and paid as incurred (it being understood, however, that such Selling Shareholder shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). Such Selling Shareholder shall not be liable for any settlement of any Proceeding effected without its written consent but if settled with the written consent of such Selling Shareholder, such Selling Shareholder agrees to indemnify and hold harmless any Underwriter and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

          (c) Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, its directors and officers, each Selling Shareholder, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company, any Selling Shareholder or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading.

                  If any Proceeding is brought against the Company, any Selling Shareholder or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company, any Selling Shareholder or such person shall promptly notify such Underwriter in writing of the institution of such Proceeding and such Underwriter shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such Underwriter shall not relieve such Underwriter from any liability which such Underwriter may have to the Company, such Selling Shareholder or any such person or otherwise. The Company, any Selling Shareholder or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company, such Selling Shareholder or such person unless the employment of such counsel shall have been authorized in writing by such Underwriter in connection with the defense of such Proceeding or such Underwriter shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to or in conflict with those available to such Underwriter (in which case such Underwriter shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but such Underwriter may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that such Underwriter shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). No Underwriter shall be liable for any settlement of any such Proceeding effected without the written consent of such Underwriter but if settled with the written consent of such Underwriter, such Underwriter agrees to indemnify and hold harmless the Company, any Selling Shareholder and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding.

          (d) If the indemnification provided for in this Section 10 is unavailable to an indemnified party under subsections (a) and (b) of this
Section 10 or insufficient to hold an indemnified party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such propor-tion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Offered ADSs or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholders on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Shareholders and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate public offering price of the Offered ADSs. The relative fault of the Company and the Selling Shareholders on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company and the Selling Shareholders or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

          (e) The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (c) above. Notwithstanding the provisions of this Section 10, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered ADSs underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 10 are several in proportion to their respective underwriting commitments and not joint.

          (f) The indemnity and contribution agreements contained in this
Section 10 and the covenants, warranties and representations of the Company and the Selling Shareholders contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors or officers or any person (including each partner, officer or director of such person) who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its directors or officers, the Selling Shareholders or any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Offered ADSs. The Company, each Selling Share-holder and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company or such Selling Shareholder, against any of the Company's or such Selling Shareholder's officers or directors, as the case may be, in connection with the issuance and sale of the Offered ADSs, or in connection with the Registration Statement, the F-6 Registration Statement or the Prospectus.

          11. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to UBS AG, 52/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong, Attention: Syndicate Department, if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 8/F, Tower A, Yuetan Building, No. 2 Yuetan North Street, Beijing, China,
Attention: [the Chief Executive Officer], and if to the Selling Shareholders, shall be sufficient in all respects if delivered or sent to the Selling Shareholders in care of [_______], [ADDRESS], Attention: [_______].

          12. Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement ("Claim"), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

          13. Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and each of the Company and each Selling Shareholder consents to the jurisdiction of such courts and personal service with respect thereto. Each of the Company and each Selling Shareholder hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against UBS or any indemnified party. Each of UBS, each Selling Shareholder and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its shareholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. Each of the Company and each Selling Shareholder agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon it and may be enforced in any other courts to the jurisdiction of which it is or may be subject, by suit upon such judgment. Each of the Company and each Selling Shareholder hereby appoints, without power of revocation, CT Corporation System (the "Authorized Agent") at 111 Eighth Avenue, New York, New York 10011, as its agent to accept and acknowledge on its behalf service of any and all process which may be served in any action, proceeding or counterclaim in any way relating to or arising out of this Agreement.

          14. Judgment Currency. In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency (the "judgment currency") other than United States dollars, the Company and the Selling Shareholders, as the case may be, will indemnify each Underwriter against any loss incurred by such Underwriter as a result of any variation as be-tween (a) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (b) the rate of exchange at which an Underwriter is able to purchase United States dollars with the amount of the judgment currency actually received by such Underwriter. The foregoing indemnity shall constitute a separate and independent obligation of the Company and the Selling Shareholders and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

          15. Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company and the Selling Shareholders and to the extent provided in Section 10 hereof the controlling persons, partners, directors and officers referred to in such section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

          16. Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

          17. Successors and Assigns. This Agreement shall be binding upon the Underwriters, the Company and the Selling Shareholders and their successors and assigns and any successor or assign of any substantial portion of the Company's and any of the Underwriters' respective businesses and/or assets.

                  If the foregoing correctly sets forth the understanding between the Company and the several Underwriters, please so indicate in the space provided below for that purpose, whereupon this agreement and your acceptance shall constitute a binding agreement between the Company and the Underwriters, severally.

                                     Very truly yours,

                                     KONGZHONG CORPORATION


                                     By:
                                          --------------------------------------
                                           Name:
                                           Title:



                                     SELLING SHAREHOLDERS


                                     By:
                                          --------------------------------------
                                           Name:
                                           As Attorney-in-Fact acting on behalf
                                           of each of the Selling Shareholders
                                           named in Schedule B to this Agreement



Accepted and agreed to as of the date
first above written, on behalf of itself and the other several Underwriters named in Schedule A to this Agreement

UBS AG


By:  ______________________________
      Name:
      Title:


By:  ______________________________
      Name:
      Title:

                                   SCHEDULE A



                                                                       Number of
Underwriter                                                            Firm ADSs

UBS AG











                                                                       ---------
                                                 Total
                                                      -------------    =========

                                   SCHEDULE B


                             [Selling Shareholders]

                                    EXHIBIT A


                                     Company


                                 Ordinary Shares

                       (Par Value US$0.0000005 Per Share)

                                                                          [Date]
UBS AG
As Representative of the several Underwriters

25th Floor, One Exchange Square
8 Connaught Place, Central
Hong Kong

Ladies and Gentlemen:

                  This Lock-Up Letter Agreement is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement") to be entered into by KongZhong Corporation (the "Company") and you, as Representative of the several Underwriters named therein, with respect to the public offering (the "Offering") of American Depositary Shares (the "ADSs") each representing 40 ordinary shares, par value US$0.0000005 per share, of the Company (the "Ordinary Shares").

                  In order to induce you to enter into the Underwriting Agreement, the undersigned agrees that for a period of 180 days after the date of the final prospectus relating to the Offering the undersigned will not, without the prior written consent of UBS, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission (the "Commission") in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder with respect to, any Ordinary Shares of the Company or ADSs or any securities convertible into or exercisable or exchangeable for Ordinary Shares, or warrants or other rights to purchase Ordinary Shares, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Ordinary Shares or ADSs or any securities convertible into or exercisable or exchangeable for Ordinary Shares, or warrants or other rights to purchase Ordinary Shares, whether any such transaction is to be settled by delivery of Ordinary Shares or such other securities, in cash or otherwise, or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii). The foregoing sentence shall not apply to (a) the registration of or sale to the Underwriters of any ADSs pursuant to the Offering and the Underwriting Agreement, (b) bona fide gifts, provided the recipient thereof agrees in writing with the

Underwriters to be bound by the terms of this Lock-Up Letter Agreement or (c) dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, provided that such trust agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Letter Agreement. Notwithstanding the foregoing, if (i) during the period that begins on the date that is 15 calendar days plus three business days before the last day of the 180-day restricted period and ends on the last day of the 180-day restricted period, the Company issues an earnings release or material news or a material event relating ot the Company occurs, or (ii) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day restricted period, the restrictions imposed by this paragraph (o) shall continue to apply until the expiration of the date that is 15 calendar days plus three business days after the date on which the issuance of the earnings release or the material news or material event occurs.

                  In addition, the undersigned hereby waives any rights the undersigned may have to require registration of Ordinary Shares in connection with the filing of a registration statement relating to the Offering. The undersigned further agrees that, for a period of 180 days after the date of the final prospectus relating to the Offering, the undersigned will not, without the prior written consent of UBS, make any demand for, or exercise any right with respect to, the registration of Ordinary Shares of the Company or any securities convertible into or exercisable or exchangeable for Ordinary Shares, or warrants or other rights to purchase Ordinary Shares.

                  If (i) the Company notifies you in writing that it does not intend to proceed with the Offering, (ii) the registration statement filed with the Securities and Exchange Commission with respect to the Offering is withdrawn or (iii) for any reason the Underwriting Agreement shall be terminated prior to the time of purchase (as defined in the Underwriting Agreement), this Lock-Up Letter Agreement shall be terminated and the undersigned shall be released from its obligations hereunder.

                                              Yours very truly,


                                              ----------------------------------
                                              Name:

                                    EXHIBIT B

                              Officers' Certificate



1. I have reviewed the Registration Statement, the F-6 Registration Statement and the Prospectus.

2. The representations and warranties of the Company as set forth in this Agreement are true and correct as of the time of purchase and, if applicable, the additional time of purchase.

3. The Company has performed all of its obligations under this Agreement as are to be performed at or before the time of purchase and at or before the additional time of purchase, as the case may be.

4. The conditions set forth in paragraphs (k) and (l) of Section 7 of this Agreement have been met.

5. The financial statements and other financial information included in the Registration Statement and the Prospectus fairly present in all material respects the financial condition, results of operations, and cash flows of the Company as of, and for, the periods presented in the Registration Statement.